--------------------------------------------------------------------------------



                               INDENTURE OF TRUST



                                     Between



                CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY


                                       And


                   U.S. BANK, A National Banking Association,
                                   as Trustee


                            Dated as of July 1, 1997





                                   Relating to

                                   $19,500,000
                California Pollution Control Financing Authority
                    Pollution Control Refunding Revenue Bonds
                     (Laidlaw Environmental Services, Inc.)
                                  1997 Series A







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



                                TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----
Parties.....................................................................  1
Preambles...................................................................  1

                                    ARTICLE I

                                   DEFINITIONS

  1.01.  Definitions........................................................  3
  1.02.  Number and Gender.................................................. 12
  1.03.  Articles, Sections, Etc............................................ 12
  1.04.  Content of Certificates and Opinions............................... 12

                                   ARTICLE II

                                    THE BONDS

  2.01.  Authorization and Terms of Bonds................................... 13
         (a)              Authorization..................................... 13
         (b)              General Terms..................................... 13
         (c)              Interest Rate..................................... 14
         (d)              Form of Bonds..................................... 14
         (e)              Book-Entry System................................. 15
  2.02.  Execution of Bonds................................................. 16
  2.03.  Transfer and Exchange of Bonds..................................... 17
  2.04.  Bond Register...................................................... 17
  2.05.  Reserved........................................................... 18
  2.06.  Bonds Mutilated, Lost, Destroyed or Stolen......................... 18
  2.07.  Disposition of Cancelled Bonds..................................... 18
  2.08.  CUSIP Numbers...................................................... 19

                                   ARTICLE III

                                ISSUANCE OF BONDS

  3.01.  Authentication and Delivery of Bonds............................... 19
  3.02.  Application of Proceeds of Bonds................................... 19

                                   ARTICLE IV

                               REDEMPTION OF BONDS

  4.01.  Redemption of Bonds................................................ 19
  4.02.  Selection of Bonds for Redemption.................................. 22
  4.03.  Notice of Redemption............................................... 22
  4.04.  Partial Redemption of Bonds........................................ 23
  4.05.  Effect of Redemption............................................... 23

Section                                                                    Page
-------                                                                    ----

                                    ARTICLE V

                                    REVENUES
  5.01.  Pledge of Revenues................................................. 24
  5.02.  Bond Fund.......................................................... 24
  5.03.  Trustee Authorized to Take Actions Under the Agreement............. 25
  5.04.  Investment of Moneys............................................... 25
  5.05.  Assignment to Trustee; Enforcement of Obligations.................. 26
  5.06.  Repayment to Borrower.............................................. 27

                                   ARTICLE VI

                           COVENANTS OF THE AUTHORITY

  6.01.  Payment of Principal and Interest.................................. 27
  6.02.  Extension or Funding of Claims for Interest........................ 27
  6.03.  Paying Agents...................................................... 27
  6.04.  Preservation of Revenues........................................... 28
  6.05.  Compliance with Indenture.......................................... 28
  6.06.  Arbitrage Covenants; Rebate Fund................................... 28
  6.07.  Other Liens........................................................ 29
  6.08.  Further Assurances................................................. 29

                                   ARTICLE VII

                                     DEFAULT

  7.01.  Events of Default; Acceleration; Waiver of Default................. 30
  7.02.  Institution of Legal Proceedings by Trustee........................ 31
  7.03.  Application of Moneys Collected by Trustee......................... 32
  7.04.  Effect of Delay or Omission to Pursue Remedy....................... 33
  7.05.  Remedies Cumulative................................................ 33
  7.06.  Covenant to Pay Bonds in Event of Default.......................... 33
  7.07.  Trustee Appointed Agent for Bondholders............................ 34
  7.08.  Power of Trustee to Control Proceedings............................ 34
  7.09.  Limitation on Bondholders' Right to Sue............................ 34
  7.10.  Limitation of Liability to Revenues................................ 35

                                  ARTICLE VIII

                          THE TRUSTEE AND THE REGISTRAR

  8.01.  Duties, Immunities and Liabilities of Trustee and
         Registrar.......................................................... 36
  8.02.  Right of Trustee and Registrar to Rely upon the
         Agreement, Etc..................................................... 37
  8.03.  Trustee and Registrar Not Responsible for Recitals................. 38
  8.04.  Right of Trustee and Registrar to Acquire Bonds.................... 38
  8.05.  Moneys Received by Trustee and Registrar to Be Held in
         Trust.............................................................. 38


Section                                                                    Page
-------                                                                    ----
  8.06.  Compensation and Indemnification of Trustee and
         Registrar.......................................................... 38
  8.07.  Qualifications of Trustee and Registrar............................ 40
  8.08.  Resignation and Removal of Trustee or Registrar and
         Appointment of Successor Trustee or Registrar...................... 40
  8.09.  Acceptance of Trust by Successor Trustee........................... 41
  8.10.  Merger or Consolidation of Trustee or Registrar.................... 42
  8.11.  Accounting Records and Reports; Financing Statements............... 42
  8.12.  Registrar.......................................................... 43
  8.13.  Tax Certificate.................................................... 43
  8.14.  Notices to the Authority........................................... 43
  8.15.  Appointment of Co-Trustee.......................................... 44

                                   ARTICLE IX

                      MODIFICATION OF INDENTURE, AGREEMENT

  9.01.  Modification without Consent of Bondholders........................ 45
  9.02.  Modification with Consent of Bondholders........................... 46
  9.03.  Effect of Supplemental Indenture or Amendment...................... 48
  9.04.  Required and Permitted Opinions of Counsel......................... 48
  9.05.  Notation of Modification on Bonds; Preparation of New
         Bonds.............................................................. 48

                                    ARTICLE X

                                   DEFEASANCE

  10.01.  Discharge of Indenture............................................ 49
  10.02.  Discharge of Liability on Bonds................................... 50
  10.03.  Payment of Bonds after Discharge of Indenture..................... 50
  10.04.  Deposit of Money or Securities with Trustee....................... 50

                                   ARTICLE XI

                                  MISCELLANEOUS

  11.01.  Successors of Authority........................................... 51
  11.02.  Limitation of Rights to Parties and Bondholders................... 52
  11.03.  Waiver of Notice.................................................. 52
  11.04.  Separability of Invalid Provisions................................ 52
  11.05.  Notices........................................................... 52
  11.06.  Evidence of Rights of Bondholders................................. 53
  11.07.  Waiver of Personal Liability...................................... 54
  11.08.  Publication of Notices............................................ 54
  11.09.  Governing Law; Venue.............................................. 54
  11.10.  Execution in Several Counterparts................................. 55
  11.11.  Reserved.......................................................... 55
  11.12.  Continuing Disclosure............................................. 55
  11.13.  Opinions of Bond Counsel.......................................... 55


EXHIBIT A FORM OF BOND......................................................A-1
EXHIBIT B TRUSTEE CERTIFICATE...............................................B-1

         THIS INDENTURE OF TRUST, made and entered into as of July 1, 1997, by and between the CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY, a public instrumentality and political subdivision of the State of California (herein called the "Authority"), and UNITED STATES NATIONAL BANK OF OREGON, doing business as U.S. BANK, a national banking association organized under the laws of the United States with corporate trust offices in Salt Lake City, Utah, being qualified to accept and administer the trusts hereby created (herein called the "Trustee"),


                              W I T N E S S E T H:

         WHEREAS, the Authority is a public instrumentality and political subdivision of the State of California organized and existing under the California Pollution Control Financing Authority Act, being Division 27 (commencing at section 44500) of the California Health and Safety Code, as supplemented and amended (the "Act"); and

         WHEREAS, the Act authorizes the Authority to issue its revenue bonds for the purposes of paying all or any part of the costs of a "project" as defined in the Act and refunding its outstanding bonds; and

         WHEREAS, in 1992, Laidlaw Inc., a Canadian corporation (the "Guarantor") and owner of 100% of the common stock of Laidlaw Transportation, Inc., a Delaware corporation (herein called the "Prior Borrower"), duly caused an application to be filed with the Authority for financial assistance to acquire and construct certain hazardous waste treatment and stabilization facilities indirectly owned by Guarantor in Kern County, California and Imperial County, California; and

         WHEREAS, in 1992, the Authority issued its Pollution Control Revenue Bonds (Laidlaw Inc.) 1992 Series A (the "Prior Bonds") to provide funds to finance the acquisition and construction by the Prior Borrower of such hazardous waste facilities located in Imperial County, California and Kern County, California (the "1992 Project"), which qualify as a "project" under the Act; and

         WHEREAS, the Guarantor has sold the 1992 Project to Rollins Environmental Services, Inc., a Delaware Corporation, which after a merger with a subsidiary of the Guarantor is now called Laidlaw Environmental Services, Inc. (the "Borrower"); and

         WHEREAS, following the merger, the Borrower will through its subsidiaries own certain assets of the Prior Borrower, including the 1992 Project (which hereafter is called the "Project"); and

         WHEREAS, prior to completion of such sale by the Guarantor, the Guarantor arranged for the redemption of the Prior Bonds on May 1, 1997, through the use of an interim loan made by The Toronto-Dominion Bank for that purpose (the "Interim Loan"); and

         WHEREAS, prior to such redemption on May 1, 1997, this Authority adopted a resolution expressing its intent to issue refunding bonds in the future to refinance the Prior Bonds by refunding the Interim Loan; and

         WHEREAS, the sale and merger described above having been completed, the Borrower has requested that the Authority issue refunding bonds to indirectly refund the Prior Bonds, and the Authority, after due investigation and deliberation, has adopted a resolution approving said request; and

         WHEREAS, the Authority proposes to issue its California Pollution Control Financing Authority Pollution Control Refunding Revenue Bonds (Laidlaw Environmental Services, Inc.) 1997 Series A, in the aggregate principal amount of $19,500,000 (the "Bonds") and to loan the proceeds thereof to the Borrower pursuant to a loan agreement, dated as of July 1, 1997 (the "Agreement"), by and between the Authority and the Borrower, for the purposes of refinancing the loan with respect to the Prior Bonds;

         WHEREAS, the issuance and sale of the Bonds and the loan of the proceeds thereof to the Borrower to indirectly refund the Prior Bonds and thereby refinance the costs of the 1992 Project will serve the purposes of the Authority and the Act and in all respects conform to the provisions and requirements of the Act; and

         WHEREAS, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and of the interest thereon, the Authority has authorized the execution and delivery of this Indenture; and

         WHEREAS, all Bonds issued under this Indenture will be secured by a pledge and assignment of the Authority's rights under the aforesaid Agreement and other security instruments; and

         WHEREAS, all acts and proceedings required by law necessary to make the Bonds when executed by the Authority, authenticated and delivered by the Registrar and duly issued, the valid, binding and legal limited obligations of the Authority, and to constitute this Indenture a valid and binding agreement for the uses and purposes herein set forth, in accordance with its terms, have been done and taken; and the execution and delivery of this Indenture have been in all respects duly authorized; and

         WHEREAS, in order to provide for the authentication and delivery of the Bonds, to establish and declare the terms and conditions upon which the Bonds are to be issued and secured and to secure the payment of the principal thereof and of the interest thereon, the Authority has authorized the execution and delivery of this Indenture;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the principal of, and the interest on, all Bonds issued and Outstanding under this Indenture, according to their tenor, and to secure the performance and observance of all the covenants and conditions therein and herein set forth, and to declare the terms and conditions upon and subject to which the Bonds are to be issued and received, and for and in consideration of the premises and of the mutual covenants herein contained and of the purchase and acceptance of the Bonds by the holders thereof, and for other valuable consideration, the receipt thereof is hereby acknowledged, the Authority covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Bonds, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. Unless the context otherwise requires, the terms defined in this Section 1.01 shall, for all purposes of this Indenture and of the Agreement and of any indenture supplemental hereto or agreement supplemental thereto, have the meanings herein specified, as follows:

         "Act" means the California Pollution Control Financing Authority Act, constituting Division 27 of the California Health and Safety Code, as amended and supplemented to the date hereof.

         "Act of Bankruptcy" means any of the following with respect to any person: (a) the commencement by such person of a voluntary case under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws, or (b) failure by such person to timely controvert the filing of a petition with a court having jurisdiction over such person to commence an involuntary case against such person under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar laws, or (c) such person shall admit in writing its inability to pay its debts generally as they become due, or (d) a receiver, trustee, custodian or liquidator of such person or such person's assets shall be appointed in any proceeding brought against the person or such person's assets, or (e) assignment by such person for the benefit of its creditors, or (f) the entry by such person into an agreement of composition with its creditors.

         "Agreement" means the Loan Agreement, of even date herewith, between the Authority and the Borrower and relating to the loan of the proceeds of the Bonds, as originally executed or as it may from time to time be supplemented or amended.

         "Amendment" means any amendment or modification of any Document.

         "Authority" means the California Pollution Control Financing Authority, and any successor to its functions.

         "Authorized Authority Representative" means the Executive Director of the Authority, the Deputy Executive Director of the Authority, or any person who at the time and from time to time may be designated by the Executive Director of the Authority or the Deputy Executive Director of the Authority by written certificate furnished to the Trustee and the Borrower, as a person authorized to act on behalf of the Authority.

         "Authorized Borrower Representative" means any person who at the time and from time to time may be designated, by written certificate furnished to the Authority and the Trustee, as a person authorized to act on behalf of the Borrower. Such certificate shall contain the specimen signature of such person, shall be signed on behalf of the Borrower by any officer of the Borrower and may designate an alternate or alternates.

         "Authorized Denomination" means $1,000,000 or any multiple of $5,000 above that amount, until such time (if any) as a Rating Agency assigns a Single A Rating to the Bonds, in which case "Authorized Denominations" means $100,000 or any multiple of $5,000 in excess of that amount.

         "Bankruptcy Code" means Title 11 of the United States Code, as amended.

         "Beneficial Owner" means, with respect any Book-Entry Bond, the beneficial owner of such Bond as determined in accordance with the applicable rules of DTC.

         "Bond Counsel" means any attorney at law or firm of attorneys, of nationally recognized standing in matters pertaining to the validity of, and exclusion from gross income for federal tax purposes of interest on, bonds issued by states and political subdivisions, acceptable to the Trustee and duly admitted to practice law before the highest court of any state of the United States, but shall not include counsel for the Borrower.

         "Bond Fund" means the fund by that name established pursuant to Section
5.02 hereof.

         "Bond Placement Agreement" means the Bond Placement Agreement, dated July 2, 1997, among the Authority, the Treasurer of the State, the Borrower and the Placement Agent for the Bonds named therein, relating to the purchase from the Authority and the placement of the Bonds with the purchasers thereof.

         "Bond Proceeds Fund" means the fund by that name established pursuant to Section 3.02 hereof.

         "Bonds" means the bonds designated as provided in Section 2.01(a) hereof, authorized and issued hereunder in an aggregate principal amount not to exceed $19,500,000.

         "Book-Entry Bonds" means any Bonds which are then held in book-entry form as provided in Section 2.01(e) hereof.

         "Borrower" means (i) Laidlaw Environmental Services, Inc., a Delaware corporation and its successors and assigns, and (ii) any surviving, resulting or transferee corporation as provided in Section 5.2 of the Agreement.

         "Business Day" means a day on which banks located in the cities in which the Principal Offices of the Trustee, the Registrar and the Paying Agent are located, are not required or authorized to be closed and on which the New York Stock Exchange is not closed.

         "Certificate of the Authority" means a certificate signed by an Authorized Authority Representative. If and to the extent required by the provisions of Section 1.04 hereof, each Certificate of the Authority shall include the statements provided for in Section 1.04 hereof.

         "Certificate of the Borrower" means a certificate signed by an Authorized Borrower Representative. If and to the extent required by the provisions of Section 1.04 hereof, each Certificate of the Borrower shall include the statements provided for in Section 1.04 hereof.

         "Certified Resolution" means a copy of a resolution or ordinance of the Authority certified by the Executive Director or Deputy Executive Director of the Authority to have been duly adopted by the Authority and to be in full force and effect on the date of such certification.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Dated Date" means July 1, 1997.

         "Determination of Taxability" means a determination that, due to the untruth or inaccuracy of any representation or warranty made by the Borrower in the Agreement or the breach of any covenant or warranty of the Borrower contained in the Agreement, interest on the Bonds, or any of them, is determined not to be Tax-Exempt by a final administrative determination of the Internal Revenue Service or a final judicial decision of a court of competent jurisdiction in a proceeding of which the Borrower received notice and was afforded an opportunity to participate to the full extent permitted by law. A determination or decision will not be considered final for purposes of the preceding sentence unless (A) the Authority or the holder or holders of the Bonds involved in the proceeding in which the issue is raised (i) shall have given the Borrower and the Trustee prompt written notice of the commencement thereof, and (ii) shall have offered the Borrower the opportunity to control the proceeding; provided that the Borrower agrees to pay all expenses in connection therewith and to indemnify such holder or holders against all liability for such expenses (except that any such holder may engage separate counsel, and the Borrower shall not be liable for the fees or expenses of such counsel); and (B) such proceeding shall not be subject to a further right of appeal or shall not have been timely appealed.

         "DTC" means The Depository Trust Company and its successors and assigns.

         "DTC Participants" means those broker-dealers, banks and other financial institutions from time to time for which DTC holds Bonds as securities depository.

         "Electronic" notice means notice through a time-sharing terminal.

         "Event of Default" as used with respect to this Indenture has the meaning specified in Section 7.01 hereof, and as used with respect to the Agreement has the meaning specified in Section 6.1 thereof.

         "Facility" means either or both, as context may require, the Kern County Hazardous Waste Facility located in Buttonwillow, Kern County, California and the Imperial Valley Hazardous Waste Facility located in Westmoreland, Imperial County, California, and more fully described in Exhibit A to the Agreement, at which sites the 1992 Project is located.

         "Government Obligations" means bonds, notes, certificates of indebtedness, treasury bills or other securities constituting direct obligations of, or obligations the full and timely payment of which is guaranteed by, the United States of America, or securities evidencing ownership interests in such obligations or in specified portions thereof (which may consist of specific portions of the principal of or interest on such obligations).

         The term "holder" or "Bondholder" means the registered owner of any Bond.

         "Indenture" means this Indenture of Trust, as originally executed or as it may from time to time be supplemented, modified or amended by any supplemental indenture entered into pursuant to the provisions hereof.

         "Information Services" means Financial Information, Inc.'s " Called Bond Service," 30 Montgomery Street, 10th Floor, Jersey City, New Jersey 07302,
Attention: Editor; Kenny Information Services' "Called Bond Service," 65 Broadway, 16th Floor, New York, New York 10006; Moody's "Municipal and Government," 99 Church Street, 8th Floor, New York, New York 10007, Attention:
Municipal News Reports; the Municipal Securities Rulemaking Board, CDI Pilot, 1640 King Street, Suite 300, Alexandria, Virginia 22314; and Standard and Poor's "Called Bond Record," 25 Broadway, 3rd Floor, New York, New York 10004; or, in accordance with then-current guidelines of the Securities and Exchange Commission, such other addresses and/or such other services providing information with respect to called bonds, or no such services, as the Borrower may designate in a Certificate of the Borrower delivered to the Trustee.

         "Interest Payment Date" means each July 1 and January 1, commencing January 1, 1998, and the final maturity date of the Bonds.

         "Interim Loan" has the meaning set forth in the recitals to this Indenture.

         "Investment Securities" means any of the following: (1) Government Obligations; (2) obligations, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Housing Finance Board, Export-Import Bank of the United States, Federal Financing Bank, Federal Land Banks, Federal Farm Credit Bank, Government National Mortgage Association, Farmer's Home Administration, Federal Home Loan Mortgage Corporation or Federal Housing Administration; (3) obligations of any state or local government the interest on which is Tax-Exempt for which a nationally recognized rating service is maintaining a rating within the top two ratings of such rating service; (4) repurchase agreements with reputable financial institutions fully secured by collateral security actually delivered to the Trustee described in clauses (1) or (2) of this definition continuously having a market value at least equal to the amount so invested; (5) bankers' acceptances issued by a bank rated Aa or better by Moody's or rated AA or better by Standard & Poor's and eligible for purchase by the Federal Reserve Bank (which may include the Trustee and its affiliates); (6) interest-bearing demand or time deposits (including certificates of deposit) in banks (including the Trustee and its affiliates) and savings and loan associations, provided such deposits are (a) secured at all times, in the manner and to the extent provided by law, by collateral security (described in clauses (1) or (2) of this definition) of a market value of no less than the amount of moneys so invested or (b) with banks (including the Trustee and its affiliates) or savings and loan associations having a combined capital and surplus of at least one hundred million dollars ($100,000,000) or
(c) fully insured by the Federal Deposit Insurance Corporation or the Federal

Savings and Loan Insurance Corporation; (7) investment in or shares of any "regulated investment company" within the meaning of Section 851(a) of the Code, the assets of which are securities or investments described in (1) through (6) above (except for any rating requirement); and (8) units of a money-market fund or portfolio restricted to obligations issued by, or guaranteed by the full faith and credit of, the United States of America.

         "Issue Date" means July 9, 1997.

         "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and assigns.

         "1992 Project" means those facilities, including real property, structures, buildings, fixtures or equipment, described in Exhibit A to the Agreement, as it may be amended from time to time, which facilities were financed or refinanced, in whole or in part, from the proceeds of the sale of the Prior Bonds, and any real property, structures, buildings, fixtures or equipment acquired in substitution for, as a renewal or replacement of, or a modification or improvement to, all or any part of the facilities described in said Exhibit A.

         "Notice by Mail" or "notice" of any action or condition "by Mail" shall mean a written notice meeting the requirements of this Indenture mailed by first class mail to the holders of specified Bonds, at the addresses shown on the registration books maintained pursuant to Section 2.04 hereof.

         "NRMSIR" means a nationally recognized municipal securities information repository recognized by the Securities and Exchange Commission pursuant to Rule 15c2-12. The name and address of each NRMSIR on the date of this Indenture are as follows: Bloomberg Municipal Repository, P.O. Box 840, Princeton, New Jersey 08542-0840, Phone: (609) 279-3200, Fax: (609) 279-5963; Thomson NRMSIR,
Secondary Market Disclosure, 395 Hudson Street, 3rd Floor, New York, New York 10014, Phone: (212) 807-5001, Fax: (212) 989-2078; JJ Kenny Information Systems,
The Repository, 65 Broadway, 16th Floor, New York, New York 10006, Phone: (212) 770-4568, Fax: (212) 707-7994; Moody's NRMSIR, Public Finance Information Center, 99 Church Street, New York, New York 10007, Phone: (800) 339-6306, Fax:
(212) 553-1460; Disclosure Inc., Commercial Indexing, 5161 River Road, Bethesda, Maryland 20816, Attention Document Acquisition/Municipal Securities, Phone:
(301) 951-1450, Fax: (301) 718-2329; and RR Donnelley Financial, Attention:
Municipal Securities Disclosure Archive, 559 Main Street, Hudson, Massachusetts 01749, Phone: (800) 580-3670, Fax: (508) 562-1969.

         "Opinion of Counsel" means a written opinion of counsel (who may be counsel for the Borrower) acceptable to the Trustee, the Authority and the Borrower. If and to the extent required by the provisions of Section 1.04, each Opinion of Counsel shall include the statements provided for in Section 1.04.

         "Other Company Debt" means (i) any debt of the Borrower or its subsidiaries on a parity with or superior to the Bonds, which is secured by assets of the Borrower or any of its subsidiaries (including, but not limited to, up to $650,000,000 in credit facilities given by a consortium of banks and other financial institutions to the Borrower as of the Issue Date, or replacement thereof) and (ii) the loan agreements and/or guaranties relating to $20,000,000 aggregate principal amount of Carbon County, Utah Solid Waste Disposal Refunding Revenue Bonds (Laidlaw Environmental Services, Inc.) 1997 Series A and $47,500,000 aggregate principal amount of Tooele County, Utah Pollution Control Refunding Revenue Bonds (Laidlaw Environmental Services, Inc.) 1997 Series A.

         "Outstanding," when used as of any particular time with reference to Bonds (subject to the provisions of Section 11.06(e)), means all Bonds theretofore authenticated and delivered by the Registrar under this Indenture except:

         (a) Bonds theretofore cancelled by the Registrar or surrendered to the Registrar for cancellation;

         (b) Bonds in lieu of or in substitution for which other Bonds shall have been authenticated and delivered by the Registrar pursuant to the terms of Section 2.06; and

         (c) Bonds with respect to which the liability of the Authority and the Borrower have been discharged to the extent provided in, and pursuant to the requirements of, Section 10.02.

         "Paying Agent" means any paying agent appointed as provided in Section
6.03 hereof, or any successor thereto.

         The term "person" means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

         "Principal Office" (i) of the Registrar or the Paying Agent means the office thereof designated in writing by the Registrar or the Paying Agent, as the case may be, to the Authority, the Trustee and the Borrower, which initially shall be located in Salt Lake City, Utah at the address set forth in
Section 11.05 hereof; and (ii) of the Trustee means the principal corporate trust office of the Trustee designated in writing to the Authority, the Registrar, the Paying Agent and the Borrower, which initially shall be located in Salt Lake City, Utah at the address set forth in Section 11.05 hereof.

         "Prior Bonds" has the meaning assigned to such term in the recitals to this Indenture.

         "Qualified Newspaper" means The Wall Street Journal or The Bond Buyer or any other newspaper or journal containing financial news, printed in the English language and customarily published on each Business Day, of general circulation in New York, New York, and selected by the Borrower and designated to the Trustee.

         "Rating Agency" means Moody's or Standard & Poor's to the extent they then are providing or maintaining a rating on the Bonds at the request of the Borrower, or in the event that Moody's or Standard & Poor's no longer maintains a rating on the Bonds, any other nationally recognized rating agency then providing or maintaining a rating on the Bonds at the request of the Borrower.

         "Rebate Fund" means the fund by that name established and held by the Trustee in accordance with Section 6.06 hereof.

         "Rebate Requirement" has the meaning assigned to such term in the Tax Certificate.

         "Record Date" means the fifteenth day (whether or not a Business Day) of the month preceding such Interest Payment Date.

         "Registrar" means any registrar appointed as provided in Section 8.12 hereof, or any successor thereto.

         "Repayment Installment" means any amount that the Borrower is required to pay to the Trustee pursuant to Section 4.2(a) of the Agreement as a repayment of the loan made by the Authority under the Agreement.

         "Representation Letter" has the meaning specified in Section 2.01(e) hereof.

         "Responsible Officer" of the Trustee means and includes the chairman of the board of directors, the president, every vice president, every assistant vice president, every trust officer, and every officer and assistant officer of the Trustee other than those specifically above mentioned, to whom any corporate trust matter is referred because of his or her knowledge of, and familiarity with, a particular subject.

         "Revenues" means all rents, receipts, installment payments and other income derived by the Authority or the Trustee under the Agreement or otherwise in respect of the refinancing of the 1992 Project as contemplated by the Agreement, and any income or revenue derived from the investment of any money in any fund or account established pursuant to this Indenture (other than the Rebate Fund and the accounts therein), including all Repayment Installments and any other payments made by the Borrower with respect to the Bonds pursuant to the Agreement; provided, however, that such term shall not include payments to the Authority or the Trustee pursuant to Sections 4.2(c), 4.2(d), 5.6, 6.3, 8.2 and 8.3 of the Agreement or any amounts on deposit in the Rebate Fund or accounts therein.

         "Rule 15c2-12" means Rule 15c2-12 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

         "Securities Depositories" means The Depository Trust Company, 711 Stewart Avenue, Garden City, New York 11530, Fax-(516) 227-4039 or 4190; Midwest Securities Trust Company, Capital Structures-Call Notification, 440 South LaSalle Street, Chicago, Illinois 60605, Fax-(312) 663-2343; Philadelphia Depository Trust Company, Reorganization Division, 1900 Market Street, Philadelphia, Pennsylvania 19103, Attention: Bond Department, Fax-(215) 496-5058; or, in accordance with then-current guidelines of the Securities and Exchange Commission, such other addresses and/or such other securities depositories, or no such depositories, as the Authority may designate in a Certificate of the Authority delivered to the Trustee.

         "SID" means the state information depository, if any, of the State recognized by the Securities and Exchange Commission pursuant to Rule 15c2-12.

         "Single A Rating" means a rating with the designation of A or higher, has been assigned to the Bonds by either one or both of Standard & Poor's or Moody's.

         "Standard & Poor's" means Standard & Poor's Ratings Services, A Division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and assigns.

         "State" means the State of California.

         The term "supplemental indenture" or "indenture supplemental hereto" means any indenture hereafter duly authorized and entered into between the Authority and the Trustee in accordance with the provisions of this Indenture.

         "Tax Certificate" means the Tax Certificate and Agreement, dated as of the Issue Date, by and between the Authority and the Borrower, as the same may be amended from time to time.

         "Tax-Exempt" means, with respect to interest on any obligations of a state or local government, including the Bonds, that such interest is excluded from the gross income of the holders thereof (other than any holder who is a "substantial user" of facilities financed with such obligations or a "related person" within the meaning of Section 147(a) of the Code) for federal income tax purposes, whether or not such interest is includable as an item of tax preference or otherwise includable directly or indirectly for purposes of calculating other tax liabilities, including any alternative minimum tax or environmental tax under the Code.


         "Trustee" means United States National Bank of Oregon, doing business as U.S. Bank, a national banking association organized under the laws of the United States, and its successors and assigns or any successor trustee appointed pursuant to Section 8.08 hereof.

         "Written Consent of the Authority," "Written Order of the Authority," and "Written Request of the Authority" mean, respectively, a written consent, order or request signed by or on behalf of the Authority by an Authorized Authority Representative.

         "Written Consent of the Borrower," "Written Order of the Borrower," and "Written Request of the Borrower" mean, respectively, a written consent, order or request signed by or on behalf of the Borrower by an Authorized Borrower Representative.

         "Yield" shall have the meaning ascribed to such term by Section 148(h) of the Code.

         Section 1.02. Number and Gender. The singular form of any word used herein, including the terms defined in Section 1.01, shall include the plural, and vice versa. The use herein of a word of any gender shall include all genders.

         Section 1.03. Articles, Sections, Etc. All references herein to "Articles," "Sections" and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture as originally executed; and the words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision hereof. The headings or titles of the several Articles and Sections hereof, and any table of contents appended to copies hereof, shall be solely for convenience of reference and shall not affect the meaning, construction or effect of this Indenture.

         Section 1.04. Content of Certificates and Opinions. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture or the Agreement (except for the certificate of cancelled Bonds provided for in Sections 2.06, 2.07, 4.05 and 6.01 hereof) shall include
(a) a statement that the person or persons making or giving such certificate or opinion have read such covenant or condition and the definitions herein relating thereto; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of the signers, they have made or caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether, in the opinion of the signers, such condition or covenant has been complied with.

         Any such certificate or opinion made or given by an officer of the Authority or the Borrower may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous. Any such certificate or opinion made or given by counsel may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Authority or the Borrower), upon the certificate or opinion of or representations by an officer of the Authority or the Borrower, as applicable, unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his or her opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.


                                   ARTICLE II

                                    THE BONDS

         Section 2.01. Authorization and Terms of Bonds.

         (a) Authorization. Bonds designated as "California Pollution Control Financing Authority Pollution Control Refunding Revenue Bonds (Laidlaw Environmental Services, Inc.) 1997 Series A", may be issued under this Indenture. The aggregate principal amount of Bonds which may be issued and Outstanding under this Indenture shall not exceed Nineteen Million Five Hundred Thousand Dollars ($19,500,000), exclusive of Bonds executed and authenticated as provided in Section 2.06.

         (b) General Terms. The Bonds shall be issued as fully registered Bonds, without coupons, in Authorized Denominations and shall all be dated as of the Dated Date. The Bonds shall mature upon the terms and conditions hereinafter set forth, on July 1, 2007.

         The Bonds shall bear the letter prefix "RA-" and be numbered consecutively from 1 upward. Each Bond shall bear interest from the last date to which interest has been paid in full or duly provided for on such Bond, or, if no interest has been paid or duly provided for on such Bond, from the Dated Date.

Payment of the interest on any Bond shall be made to the person appearing on the bond registration books of the Registrar as the registered holder thereof as of the close of business on the Record Date, such interest to be paid by the Paying Agent to such registered holder (i) in the event such Bond is a Book-Entry Bond, in immediately available funds on the Interest Payment Date in accordance with the Representation Letter; and (ii) in the event such Bond is not a Book-Entry Bond, (A) in immediately available funds (by wire transfer or by deposit to the account of the holder of any such Bond if such account is maintained with the Paying Agent), according to the instructions given by such holder to the Registrar or (B) in all other cases, by check mailed by first class mail to the holder at such holder's address as it appears as of the Record Date on the registration books of the Registrar; except, in each case, that, if and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the holders in whose name any such Bonds are registered as of a special record date to be fixed by the Trustee, notice of which shall be given to such holders not less than ten
(10) days prior thereto. The principal of the Bonds shall be payable upon surrender thereof in lawful money of the United States of America at the Principal Office of the Paying Agent.

         (c) Interest Rate. The Bonds shall bear interest until final payment of the principal or redemption price thereof shall have been made in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest on the Bonds shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months. The Bonds shall bear interest at the rate of 6.70% per annum.

         (d) Form of Bonds. The Bonds may be engraved, printed, lithographed or typewritten, shall be in Authorized Denominations and may contain such references to any of the provisions of this Indenture as may be appropriate. The Bonds and the certificate of authentication to be executed thereon shall be in substantially the form attached hereto as Exhibit A, with such appropriate variations, omissions and insertions as are permitted or required by this Indenture. Pursuant to recommendations promulgated by the Committee on Uniform Security Identification Procedures, "CUSIP" numbers may be printed on the Bonds. The Bonds may bear such endorsement or legend relating thereto as may be required to conform to usage or law with respect thereto. If appropriate, the Bonds may be printed with a portion of the text printed on the reverse side thereof and with a legend printed on the front referring to such text to the following effect: "Reference is hereby made to the further provisions of this Bond set forth on the back hereof and such further provisions are hereby incorporated by reference as if set forth here in full."

         (e) Book-Entry System. Unless otherwise determined by the Authority, the Bonds shall be issued in the form of one or more separate single certificated fully registered Bond or Bonds, registered in the name of Cede & Co., as nominee of DTC, or any successor nominee (the "Nominee"). Except as provided in paragraph (iii) below, all of the Outstanding Bonds shall be so registered in the registration books kept by the Registrar, and the provisions of this Section 2.01(e) shall apply thereto.

         (i) The Authority, the Borrower, the Paying Agent, the Registrar and the Trustee shall have no responsibility or obligation to any DTC Participant or to any Beneficial Owner, except as otherwise expressly provided herein. Without limiting the immediately preceding sentence, the Authority, the Borrower, the Paying Agent, the Registrar and the Trustee shall have no responsibility or obligation with respect to (1) the accuracy of the records of DTC, the Nominee or any DTC Participant with respect to any ownership interest in the Bonds, (2) the delivery to any DTC Participant or any other person, other than a Bondholder as shown in the registration books kept by the Registrar, of any notice with respect to the Bonds, including any notice of redemption or (3) the payment to any DTC Participant or any other person, other than a Bondholder, as shown in the registration books kept by the Registrar, of any amount with respect to principal of or interest on the Bonds. The Paying Agent shall pay all principal of, and interest on the Bonds only to or upon the order of the respective Bondholders, as shown in the registration books kept by the Registrar, or their respective attorneys duly authorized in writing, and all such payments shall be valid and effective to fully satisfy and discharge the Authority's obligations with respect to payment of principal of, and interest on the Bonds to the extent of the sum or sums so paid. The Authority, the Borrower, the Paying Agent, the Registrar and the Trustee may treat and consider the person in whose name each Bond is registered in the registration books kept by the Registrar as the holder and absolute owner of such Bond for the purpose of payment of principal and interest with respect to such Bond, for the purpose of giving notices of redemption and other matters with respect to such Bond, for the purpose of registering transfers with respect to such Bond, and for all other purposes whatsoever.

         (ii) No person other than a Bondholder, as shown in the registration books kept by the Registrar, shall receive a certificated Bond evidencing the obligation of the Authority to make payments of principal, and interest pursuant to this Indenture.

         (iii) The Authority, the Paying Agent, the Registrar and the Trustee shall, if not previously on file, execute and deliver to DTC a letter of representation in customary form with respect to the Bonds (the "Representation Letter"), but such Representation Letter shall not in any way limit the provisions of the foregoing paragraph (i) or in any other way impose upon the Authority any obligation whatsoever with respect to persons having interests in the Bonds other than the Bondholders, as shown on the registration books kept by the Registrar. The Trustee and the Paying Agent shall take all action necessary for all representations of the Authority in the Representation Letter with respect to the Trustee and the Paying Agent to be complied with at all times.

         (iv) The Authority, with the consent of the Borrower, may, and upon request of the Borrower shall, terminate the services of DTC with respect to the Bonds. DTC may determine to discontinue providing its services with respect to the Bonds at any time by giving written notice and all relevant information on the Beneficial Owners of the Bonds to the Authority, the Borrower and the Trustee and discharging its responsibilities with respect thereto under applicable law. Upon the discontinuance or termination of the services of DTC with respect to the Bonds, unless a substitute securities depository is appointed by the Authority (with the consent, or at the request, of the Borrower) to undertake the functions of DTC hereunder, the Authority, at the expense of the Borrower, is obligated to deliver Bond certificates to the Beneficial Owners of such Bonds, as described in this Indenture, and such Bonds shall no longer be restricted to being registered in the registration books kept by the Registrar in the name of the Nominee, but may be registered in whatever name or names Bondholders transferring or exchanging such Bonds shall designate, in accordance with the provisions of this Indenture.

         (v) So long as any Bond is registered in the name of the Nominee, all payments with respect to principal and interest on such Bond and all notices with respect to such Bond shall be made and given, respectively, in the manner provided in the Representation Letter. Bondholders shall have no lien or security interest in any rebate or refund paid by DTC to the Paying Agent which arises from the payment by the Paying Agent of principal of, or interest on the Bonds in immediately available funds to DTC.

         Section 2.02. Execution of Bonds. The Bonds shall be signed in the name and on behalf of the Authority with the manual or facsimile signature of its Chairman and attested by the manual or facsimile signature of its Executive Director or Deputy Executive Director, under seal of the Authority. Such seal may be in the form of a facsimile of the Authority's seal and may be imprinted or impressed upon the Bonds. The Bonds shall then be delivered to the Registrar for authentication by the Registrar, as the case may be; provided that upon initial issuance the Bonds shall be authenticated by the Registrar. In case any officer who shall have signed any of the Bonds shall cease to be such officer before the Bonds so signed or attested shall have been authenticated or delivered by the Registrar or issued by the Authority, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issuance, shall be as binding upon the Authority as though those who signed and attested the same had continued to be such officers of the Authority. Also, any Bond may be signed on behalf of the Authority by such persons as on the actual date of the execution of such Bond shall be the proper officers although on the nominal date of such Bond any such person shall not have been such officer.

         Only such of the Bonds as shall bear thereon a certificate of authentication in the form recited in Exhibit A hereto, manually executed by the Registrar, shall be valid or obligatory for any purpose or entitled to the benefits of this Indenture, and such certificate of the Registrar shall be conclusive evidence that the Bonds so authenticated have been duly authenticated and delivered hereunder and are entitled to the benefits of this Indenture. Upon authentication of any Bond, the Registrar shall set forth on such Bond the date of such authentication.

         Section 2.03. Transfer and Exchange of Bonds. Registration of any Bond may, in accordance with the terms of this Indenture, be transferred, upon the books of the Registrar required to be kept pursuant to the provisions of Section 2.04, by the person in whose name it is registered, in person or by his duly authorized attorney, upon surrender of such Bond for cancellation, accompanied by a written instrument of transfer in a form approved by the Registrar, duly executed. Whenever any Bond shall be surrendered for registration of transfer, the Authority shall execute and the Registrar shall authenticate and deliver a new Bond or Bonds of the same tenor of Authorized Denominations. No registration of transfer of Bonds upon the books of the Registrar required to be kept pursuant to the provisions of Section 2.04 hereof shall be required to be made during the period after any Record Date and prior to the related Interest Payment Date or during the period of fifteen (15) days next preceding the date on which the Trustee gives any notice of redemption, nor shall any registration of transfer of Bonds called for redemption be required.

         Bonds may be exchanged at the Principal Office of the Registrar for a like aggregate principal amount of Bonds of the same tenor of Authorized Denominations. The Registrar shall require the payment by the Bondholder requesting such exchange of any tax or other governmental charge required to be paid with respect to such exchange, and there shall be no other charge to any Bondholders for any such exchange. No exchange of Bonds shall be required to be made during the period after any Record Date and prior to the related Interest Payment Date or during the period of fifteen (15) days next preceding the date on which the Trustee gives notice of redemption, nor shall any exchange of Bonds called for redemption be required.

         Section 2.04. Bond Register. The Registrar will keep or cause to be kept at its Principal Office sufficient books for the registration and the registration of transfer of the Bonds, which shall at all times, during regular business hours, be open to inspection by the Authority, the Trustee and the Borrower; and, upon presentation for such purpose, the Registrar shall, under such reasonable regulations as it may prescribe, register the transfer or cause to be registered the transfer, on said books, of Bonds as hereinbefore provided.

         Section 2.05.  Reserved.

         Section 2.06. Bonds Mutilated, Lost, Destroyed or Stolen. If any Bond shall become mutilated, the Authority, upon the request and at the expense of the holder of said Bond, shall execute, and the Registrar shall thereupon authenticate and deliver, a new Bond of like tenor and number in exchange and substitution for the Bond so mutilated, but only upon surrender to the Registrar of the Bonds so mutilated. Every mutilated Bond so surrendered to the Registrar shall be cancelled by it and destroyed and, upon the written request of the Authority, a certificate evidencing such destruction shall be delivered to the Authority, with a copy to the Borrower. If any Bond issued hereunder shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Authority, the Borrower and the Registrar, and if such evidence be satisfactory to them and indemnity satisfactory to them shall be given by or on behalf of the holder of such lost, destroyed or stolen Bond, the Authority, at the expense of the holder, shall execute, and the Registrar shall thereupon authenticate and deliver, a new Bond of like tenor in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond the Registrar may pay the same without surrender thereof). The Authority may require payment of a reasonable fee for each new Bond issued under this Section and payment of the expenses which may be incurred by the Authority and the Registrar. Any Bond issued under the provisions of this Section in lieu of any Bond mutilated or alleged to be lost, destroyed or stolen shall constitute an original additional contractual obligation on the part of the Authority whether or not the Bond mutilated or so alleged to be lost, destroyed or stolen shall be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

         Section 2.07. Disposition of Cancelled Bonds. When and as paid in full, all Bonds, if any, shall be delivered to the Trustee, who shall forthwith cancel such Bonds and deliver a certificate evidencing such cancellation to the Authority and the Borrower. The Trustee may destroy or retain such cancelled Bonds.

         Section 2.08. CUSIP Numbers. As provided in Section 2.01(d) of this Indenture, the Authority in issuing the Bonds may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders of Bonds; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Bonds, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers.


                                   ARTICLE III

                                ISSUANCE OF BONDS

         Section 3.01. Authentication and Delivery of Bonds. Forthwith upon the execution and delivery of this Indenture, upon the execution of the Bonds by the Authority and delivery thereof to the Registrar, as hereinabove provided, and without any further action on the part of the Authority, the Registrar shall authenticate the Bonds in an aggregate principal amount of Nineteen Million Five Hundred Thousand Dollars ($19,500,000) and shall deliver the Bonds to or upon the Written Order of the Authority.

         Section 3.02. Application of Proceeds of Bonds. The proceeds received by the Authority from the sale of the Bonds in the amount of $19,500,000 shall be deposited with the Trustee in the Bond Proceeds Fund, which the Trustee shall establish hereunder and hold in trust. The Trustee shall transfer such money in the Bond Proceeds Fund upon Written Order of the Borrower to repay the Interim Loan and thereby refunding the Prior Bonds.

         Upon completion of the foregoing transfer, the Bond Proceeds Fund shall close.


                                   ARTICLE IV

                               REDEMPTION OF BONDS

         Section 4.01. Redemption of Bonds. The Bonds are subject to redemption if and to the extent the Borrower is entitled or required to make and makes a prepayment pursuant to Article VII of the Agreement. The Trustee shall not give notice of any optional redemption under Section 4.01(a) hereof unless the Borrower has so directed in accordance with Section 7.5 of the Agreement. In the event of a failure by the Borrower to give a notice of mandatory prepayment under such Section 7.5, such notice may be given by the Authority, the Trustee, or any holder or holders of ten percent (10%) or more in aggregate principal amount of the Outstanding Bonds.

         The Bonds shall be redeemed upon the following terms:

         (a)      Redemption Upon Optional Prepayment - Extraordinary Events.

         The Bonds shall be redeemed in whole or in part, and if in part by lot, at any time at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date upon the occurrence of any one of the following events and receipt by the Trustee of a written notice from the Borrower stating that such event has occurred and that the Borrower therefore intends to exercise its option to prepay the payments due under the Agreement in whole or in part pursuant to Section 7.2 of the Agreement and thereby effect the redemption of Bonds in whole or in part to the extent of such prepayments:

       (1) All or part of the Facility at which a portion of the 1992 Project is located shall have been damaged or destroyed to such an extent that, in the opinion of the Borrower (expressed in a certificate filed with the Authority and the Trustee), (i) the Facility or such affected portion could not reasonably be restored within a period of four
  (4) months to the condition thereof immediately preceding such damage or destruction, and the Borrower will be prevented, or is likely to be prevented for a period of four (4) consecutive months or more, from carrying on all or substantially all of its normal operation of the Facility, or (ii) the cost of restoration of the Facility or such affected portion will be substantially in excess of the net proceeds of insurance thereon.

       (2) Title to, or the temporary use of, all or a part of the Facility at which a portion of the 1992 Project is located shall have been taken under the exercise of the power of eminent domain.

       (3) Changes in economic availability of raw materials, operating supplies or facilities necessary to operate all or a part of the Facility at which a portion of the 1992 Project is located or technological or other changes which make the continued operation of the Facility or such affected portion, uneconomical in the opinion of the Borrower (expressed in a certificate filed with the Authority and the Trustee) shall have occurred and which shall have resulted in a cessation of all or substantially all of the Borrower's normal operations of the Facility.

       (4) Unreasonable burdens or excessive liabilities shall have been imposed upon the Authority or the Borrower affecting all or a part of the Facility at which a portion of the 1992 Project is located including, without limitation, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of the Agreement.

  Anything in this subsection to the contrary notwithstanding, if any of the events described above shall have occurred with respect to one of the two Facilities, the amount of Bonds that may be redeemed shall not exceed an amount derived by multiplying the total principal amount of the Bonds by a fraction (i) the numerator of which is the cost of the 1992 Project at such affected Facility or portion thereof and (ii) the denominator of which is the total cost of the 1992 Project.

         (b) Redemption Upon Mandatory Prepayment. The Bonds shall be subject to redemption from amounts which are required to be prepaid by the Borrower under Section 7.3 of the Agreement, as set forth below.


         The Bonds shall be redeemed in whole on any date at a redemption price equal 100% of the principal amount thereof plus interest accrued to the redemption date upon the occurrence of a Determination of Taxability; provided, however, that if, in the opinion of Bond Counsel delivered to the Trustee, the redemption of a specified portion of such Bonds Outstanding would have the result that interest payable on such Bonds remaining Outstanding after such redemption would remain Tax-Exempt, then such Bonds shall be redeemed in part by lot (in Authorized Denominations), in such amount as Bond Counsel in such opinion shall have determined is necessary to accomplish that result.

         (2) The Bonds shall be redeemed in whole at a redemption price equal to the principal amount thereof plus accrued interest to the redemption date in the event that as a result of any changes in the Constitution of the United States of America or the State or as a result of any legislative, judicial or administrative action, the Agreement shall have become void or unenforceable or impossible of performance in accordance with the intention and purposes of the parties thereto, or shall have been declared unlawful.

         (c) Sinking Fund Redemption. The Bonds are subject to mandatory redemption in part on each July 1 commencing July 1, 2003, from sinking fund payments made by the Borrower, at a redemption price equal to the principal amount of Bonds to be redeemed as set forth in the table below, without premium, plus accrued interest to the date of redemption:

  Sinking Fund
  Payment Date                                          Amount
    (July 1)                                           Redeemed
    --------                                           --------

       2003                                           $2,000,000
       2004                                            2,000,000
       2005                                            2,000,000
       2006                                            3,000,000
       2007*                                          10,500,000

*Maturity

         Section 4.02. Selection of Bonds for Redemption. If less than all of the Bonds are called for redemption, the Trustee shall select the Bonds or any given portion thereof to be redeemed from the Outstanding Bonds or such given portion thereof not previously called for redemption, by lot. For the purpose of any such selection the Trustee shall assign a separate number for each minimum Authorized Denomination of each Bond of a denomination of more than such minimum; provided that following any such selection, both the portion of such Bond to be redeemed and the portion remaining shall be in Authorized Denominations. The Trustee shall promptly notify the Authority and the Borrower in writing of the numbers of the Bonds or portions thereof so selected for redemption. Notwithstanding the foregoing, if less than all of the Bonds are to be redeemed at any time while the Bonds are Book-Entry Bonds, selection of the Bonds to be redeemed shall be made in accordance with customary practices of DTC or the applicable successor depository, as the case may be.

         Section 4.03. Notice of Redemption. The Trustee, for and on behalf of the Authority, shall give notice of any redemption by first class mail, postage prepaid, not less than thirty (30) nor more than sixty (60) days prior to the redemption date to (i) the registered owner of such Bond at the address shown on the registration books of the Registrar on the date such notice is mailed; (ii) the Securities Depositories; (iii) one or more Information Services; and (iv) the Municipal Securities Rulemaking Board, each NRMSIR and the SID. Notice of redemption to the Securities Depositories, the Information Services, each NRMSIR and the SID shall be given by telecopy confirmed by first class mail. Each notice of redemption shall state the date of such notice, the date of issue of the Bonds to be redeemed, the redemption date, the redemption price, the place of redemption (including the name and appropriate address or addresses of the Paying Agent), the principal amount, the CUSIP numbers (if any) of the Bonds to be redeemed and, if less than all, the distinctive certificate numbers of the Bonds to be redeemed and, in the case of Bonds to be redeemed in part only, the respective portions of the principal amount thereof to be redeemed. Each such notice shall also state that the interest on the Bonds designated for redemption shall cease to accrue from and after such redemption date and that on said date there will become due and payable on each of said Bonds the principal amount thereof to be redeemed and the interest accrued thereon, if any, to the redemption date and shall require that such Bonds be then surrendered at the address or addresses of the Paying Agent specified in the redemption notice. Notwithstanding the foregoing, failure by the Trustee to give notice pursuant to this paragraph to any one or more of the Information Services or the Securities Depositories or Municipal Securities Rulemaking Board, the NRMSIRs or the SID or the insufficiency of any such notices shall not affect the sufficiency of the proceedings for redemption. Failure to mail the notices required by this paragraph to any registered owner of any Bonds designated for redemption, or any defect in any notice so mailed, shall not affect the validity of the proceedings for redemption of any other Bonds.

         If upon the expiration of sixty (60) days succeeding any redemption date, any Bonds called for redemption shall not have been presented to the Trustee for payment, the Trustee shall no later than ninety (90) days following such redemption date send Notice by Mail to the holder of each Bond not so presented. Failure to mail the notices required by this paragraph to any holder of a Bond, or any defect in any notice so mailed, shall not affect the validity of the proceedings for redemption of any Bonds nor impose any liability on the Trustee.

         Section 4.04. Partial Redemption of Bonds. Upon surrender of any Bond redeemed in part only, the Registrar shall exchange the Bond redeemed for a new Bond of like tenor and in an Authorized Denomination without charge to the holder in the principal amount of the portion of the Bond not redeemed. In the event of any partial redemption of a Bond which is registered in the name of the Nominee, DTC may elect to make a notation on the Bond certificate which reflects the date and amount of the reduction in principal amount of said Bond in lieu of surrendering the Bond certificate to the Registrar for exchange. The Authority, the Trustee and the Registrar shall be fully released and discharged from all liability upon, and to the extent of, payment of the redemption price for any partial redemption and upon the taking of all other actions required hereunder in connection with such redemption.

         Section 4.05. Effect of Redemption. Notice of redemption having been duly given as aforesaid, and moneys for payment of the redemption price being held by the Trustee, the Bonds so called for redemption shall, on the redemption date designated in such notice, become due and payable at the redemption price specified in such notice, interest on the Bonds so called for redemption shall cease to accrue, said Bonds shall cease to be entitled to any lien, benefit or security under this Indenture, and the holders of said Bonds shall have no rights in respect thereof except to receive payment of the redemption price thereof (including interest, if any, accrued to the redemption date), without interest accrued on any funds held after the redemption date to pay such redemption price.

         All Bonds fully redeemed pursuant to the provisions of this Article IV shall upon surrender thereof be cancelled by the Trustee, who shall deliver a certificate evidencing such cancellation to the Authority and the Borrower. The Trustee may retain or destroy such Bonds.


                                    ARTICLE V

                                    REVENUES

         Section 5.01. Pledge of Revenues.

         (a) All of the Revenues are hereby irrevocably pledged to the punctual payment of the principal of and interest on the Bonds, and Revenues shall not be used for any other purpose, except as provided in the last paragraph of Section 5.02, while any of the Bonds remain Outstanding. Said pledge shall constitute a first and exclusive lien on the Revenues for the payment of the Bonds in accordance with the terms hereof and thereof. All Revenues shall be held in trust for the benefit of the holders from time to time of the Bonds, but shall nevertheless be disbursed, allocated and applied solely for the uses and purposes set forth in Article IV and this Article V.

         (b) Reserved.

         (c) The Borrower may at its sole discretion from time to time deliver to the Trustee such additional or other security interests permitted by this Indenture or the Authority to secure the payment of the principal of and interest on the Bonds and any such additional or other security delivered by the Borrower shall be pledged to such payment, provided that the delivery of such additional or other security does not adversely affect the Tax- Exempt status of interest on the Bonds.

         (d) The Bonds shall not constitute a debt or liability, or a pledge of the faith and credit, of the State, but shall be payable solely from the funds herein provided therefor. The issuance of the Bonds shall not directly or indirectly or contingently obligate the Authority, the State or any political subdivision thereof to levy or pledge any form of taxation whatever therefor or to make any appropriation for their payment.

         Section 5.02. Bond Fund. Upon the receipt thereof, the Trustee shall deposit all Revenues in the "California Pollution Control Financing Authority Pollution Control Refunding Revenue Bonds (Laidlaw Environmental Services, Inc.) 1997 Series A Bond Fund," which the Trustee shall establish and maintain and hold in trust, and which shall be disbursed and applied only as hereinafter authorized. Except as provided in this Section, Sections 5.06 and 10.03, moneys in the Bond Fund shall be used solely for the payment of the principal of and interest on the Bonds as the same shall become due, whether at maturity or upon redemption or acceleration or otherwise.

         The Trustee shall deposit in the Bond Fund from time to time, upon receipt thereof, all Repayment Installments received by the Trustee from the Borrower for deposit in the Bond Fund, any income received from the investment of moneys on deposit in the Bond Fund and any other Revenues, including insurance proceeds, condemnation awards and other prepayment amounts received under the Agreement from or for the account of the Borrower.

         In making payments of principal of, and interest on the Bonds, the Trustee shall (a) first use all available amounts held in the Bond Fund, and (b) then use any other Revenues received by the Trustee.

         Except to the extent such moneys are required to be held for the payment of principal of, or interest on the Bonds then due and payable or to effect the defeasance of Bonds pursuant to Article X hereof, so long as no Event of Default (or any event which would be an Event of Default hereunder with the passage of time or the giving of notice) exists hereunder, on the fifth day after each Interest Payment Date, the Trustee, unless otherwise instructed by the Borrower, shall return to the Borrower (free and clear of the pledge and lien of this Indenture) any moneys then on deposit in the Bond Fund or shall deposit such funds in the Rebate Fund if so instructed by the Borrower.

         Section 5.03. Trustee Authorized to Take Actions Under the Agreement. The Authority hereby authorizes and directs the Trustee, and the Trustee hereby agrees, subject to Section 7.02 hereof, to take such actions as the Trustee deems necessary to enforce the Borrower's obligation under the Agreement to make timely payment of principal of and interest on the Bonds to the extent Bond proceeds and other moneys in the Bond Fund are not available for such payment in accordance with the provisions of Section 5.02 hereof.

         Section 5.04. Investment of Moneys. Subject to Section 6.06 hereof, any moneys in any of the funds and accounts to be established by the Trustee pursuant to this Indenture shall be invested upon the written direction of the Borrower signed by an Authorized Borrower Representative (such direction to specify the particular investment to be made), by the Trustee, if and to the extent then permitted by law, in Investment Securities. In the absence of such written direction, the Trustee shall invest solely in units of a money-market fund or portfolio restricted to obligations issued by, or guaranteed by the full faith and credit of, the United States of America which is rated by each Rating Agency at least as high as the then current rating of such Rating

Agency on the Bonds if such Rating Agency is then rating the Bonds or if the Bonds are not rated, within the top two rating categories of a nationally recognized rating service. Moneys in any fund or account shall be invested in Investment Securities with respect to which payments of principal thereof and interest thereon are scheduled to be paid or are otherwise payable (including Investment Securities payable at the option of the holder) not later than the date on which such moneys will be required by the Trustee. Amounts held in the Bond Fund shall be invested only in Government Obligations maturing or subject to payment at par upon demand of the holder thereof within thirty (30) days after the acquisition of any such investment (or on such earlier date as payment thereunder shall be needed hereunder).

         Any interest, profit or loss on any investments of moneys in any fund or account under this Indenture shall be credited or charged to the respective funds from which such investments are made. The Trustee may sell or present for redemption any obligations so purchased whenever it shall be necessary in order to provide moneys to meet any payment, and the Trustee shall not be liable or responsible for any loss, fee, tax or other charge resulting from any investment, reinvestment or liquidation hereunder. Unless otherwise directed by the Borrower, the Trustee may make any investment permitted under this Section
5.04 through or with its own commercial banking or investment departments.

         Section 5.05. Assignment to Trustee; Enforcement of Obligations. (a) The Authority hereby transfers, assigns and sets over to the Trustee all of the Revenues and any and all rights and privileges it has under the Agreement with respect to the Bonds, except (i) the Authority's rights to receive any notices under this Indenture or the Agreement, (ii) the Authority's right to receive payments, if any, with respect to fees, expenses and indemnification and certain other purposes under Sections 4.2(d), 4.2(e), 6.3, 8.2 and 8.3 of the Agreement and (iii) the Authority's rights to give approvals or consents pursuant to the Agreement, but including, without limitation, the right to collect and receive directly all of the Revenues and the right to hold and enforce any security interest, and any Revenues collected or received by the Authority shall be deemed to be held, and to have been collected or received, by the Authority as the agent of the Trustee, and shall forthwith be paid by the Authority to the Trustee. The Trustee also shall be entitled to take all steps, actions and proceedings reasonably necessary in its judgment (1) to enforce the terms, covenants and conditions of, and preserve and protect the priority of its interest in and under, the Agreement and any other security agreement with respect to the 1992 Project or the Bonds, and (2) to assure compliance with all covenants, agreements and conditions on the part of the Authority contained in this Indenture with respect to the Revenues.

         Section 5.06. Repayment to Borrower. When there are no longer any Bonds Outstanding or provision for payment of the Bonds has been made in accordance with Article X hereof, and all fees, charges and expenses of the Trustee, the Registrar and any Paying Agent have been paid or provided for, payment of the full amount owing the United States Government, as determined under Section 5.6 of the Agreement, Section 6.06 hereof and the Tax Certificate, all expenses of the Authority relating to the 1992 Project and this Indenture have been paid or provided for, and all other amounts payable hereunder and under the Agreement have been paid, and this Indenture has been discharged and satisfied, the Trustee shall pay to the Borrower any amounts remaining in any fund established and held hereunder.


                                   ARTICLE VI

                           COVENANTS OF THE AUTHORITY

         Section 6.01. Payment of Principal and Interest. The Authority shall punctually pay, but only out of Revenues as herein provided, the principal and the interest to become due in respect of every Bond issued hereunder at the times and places and in the manner provided herein and in the Bonds according to the true intent and meaning thereof. All such payments shall be made by the Trustee as provided in Section 2.01(b). When and as paid in full, all Bonds, if any, shall be delivered to the Trustee and shall forthwith be cancelled by the Trustee, who shall deliver a certificate evidencing such cancellation to the Authority and the Borrower. The Trustee may retain or destroy such cancelled Bonds.

         Section 6.02. Extension or Funding of Claims for Interest. In order to prevent any accumulation of claims for interest after maturity, the Authority shall not, directly or indirectly, extend or assent to the extension of the time for the payment of any claim for interest on any of the Bonds, and shall not, directly or indirectly, be a party to or approve any such arrangement by purchasing or funding such claims or in any other manner. In case any such claim for interest shall be extended or funded, whether or not with the consent of the Authority, such claim for interest so extended or funded shall not be entitled, in case of default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then Outstanding and of all claims for interest which shall not have been so extended or funded.

         Section 6.03. Paying Agents. The Authority, with the written approval of the Trustee and the Borrower, may appoint and at all times have one or more Paying Agents (which shall meet the qualifications of the Trustee set forth in Section 8.07 hereof) in such place or places as the Borrower may designate, for the payment of the principal of, and the interest on, the Bonds. All provisions of Article VIII hereof which apply to the Trustee shall also apply to any Paying Agent appointed hereunder. It shall be the duty of the Trustee to make such arrangements with any such Paying Agent as may be necessary to assure, to the extent of the moneys held by the Trustee for such payment, the prompt payment of the principal of and interest on the Bonds presented at either place of payment. The Paying Agent initially appointed hereunder is the Trustee.

         Section 6.04. Preservation of Revenues. The Authority shall not waive any provision of the Agreement or take any action to interfere with or impair the pledge and assignment hereunder of Revenues and the assignment to the Trustee of rights under the Agreement, or the Trustee's enforcement of any rights thereunder, without the prior written consent of the Trustee. The Trustee may give such written consent, and may itself take any such action, or consent to any Amendment, only in accordance with the provisions of Article IX hereof.

         Section 6.05. Compliance with Indenture. The Authority shall not issue, or permit to be issued, any Bonds secured or payable in any manner out of Revenues in any manner other than in accordance with the provisions of this Indenture, and shall not suffer or permit any default to occur under this Indenture, but shall faithfully observe and perform all the covenants, conditions and requirements hereof.

         Section 6.06. Arbitrage Covenants; Rebate Fund.

         (a) The Authority covenants with all persons who hold or at any time held Bonds that the Authority will not directly or indirectly use the proceeds of any of the Bonds or any other funds of the Authority or permit the use of the proceeds of any of the Bonds or any other funds of the Authority or take or omit to take any other action which will cause any of the Bonds to be "arbitrage bonds" or otherwise subject to federal income taxation by reason of Sections 103 and 141 through 150 of the Code and any applicable regulations promulgated thereunder. To that end the Authority covenants to comply with all covenants set forth in the Tax Certificate, which is hereby incorporated herein by reference as though fully set forth herein.

         (b) The Trustee shall establish and maintain a fund separate from any other fund established and maintained hereunder designated the "California Pollution Control Financing Authority Pollution Control Refunding Revenue Bonds (Laidlaw Environmental Services, Inc.) 1997 Series A Rebate Fund" (herein called the "Rebate Fund"). Within the Rebate Fund, the Trustee shall maintain such accounts as shall be directed by the Borrower as necessary in order for the Authority and the Borrower to comply with the terms and requirements of the Tax Certificate. Subject to the transfer provisions provided in paragraph (c) below, all money at any time deposited in the Rebate Fund shall be held by the Trustee in trust, to the extent required to satisfy the Rebate Requirement (as defined in the Tax Certificate), for payment to the United States Government, and neither the Borrower, the Authority nor the Bondholders shall have any rights in or claim to such moneys. All amounts deposited into or on deposit in the Rebate Fund shall be governed by this Section 6.06, by Section 5.6 of the Agreement and by the Tax Certificate. The Trustee shall conclusively be deemed to have complied with such provisions if it follows the directions of the Borrower, including supplying all necessary information requested by the Borrower and the Authority in the manner set forth in the Tax Certificate, and shall not be required to take any actions thereunder in the absence of written directions from the Borrower.

         (c) Upon receipt of the Borrower's written instructions, the Trustee shall remit part or all of the balances in the Rebate Fund to the United States Government, as so directed. In addition, if the Borrower so directs, the Trustee will deposit moneys into or transfer moneys out of the Rebate Fund from or into such accounts or funds as directed by the Borrower's written directions. Any funds remaining in the Rebate Fund after redemption and payment of all of the Bonds and payment and satisfaction of any Rebate Requirement shall be withdrawn and remitted to the Borrower upon its written request.

         (d) Notwithstanding any provision of this Indenture, including in particular Article X hereof, the obligation of the Borrower to pay the Rebate Requirement to the United States Government and to comply with all other requirements of this Section 6.06, Section 5.6 of the Agreement and the Tax Certificate shall survive the defeasance or payment in full of the Bonds.

         Section 6.07. Other Liens. So long as any Bonds are Outstanding, the Authority shall not create or suffer to be created any pledge, lien or charge of any type whatsoever upon all or any part of the Revenues, other than the lien of this Indenture.

         Section 6.08. Further Assurances. Whenever and so often as requested so to do by the Trustee, the Authority shall promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things, as may be necessary or reasonably required in order to further and more fully vest in the Trustee and the Bondholders all of the rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred upon them by this Indenture and to perfect and maintain as perfected such rights, interests, powers, benefits, privileges and advantages.

                                   ARTICLE VII

                                     DEFAULT

         Section 7.01. Events of Default; Acceleration; Waiver of Default. Each of the following events shall constitute an "Event of Default" hereunder:

         (a) Failure to make payment of any installment of interest upon any Bond when such payment shall have become due and payable;

         (b) Failure to make due and punctual payment of the principal of any Bond when such payment shall have become due and payable, whether at the stated maturity thereof, or upon proceedings for redemption thereof or upon the maturity thereof by declaration;

         (c) The occurrence of an "Event of Default" under the Agreement, as specified in Section 6.1 thereof; or

         (d) Default by the Authority in the performance or observance of any other of the covenants, agreements or conditions on its part contained in this Indenture or in the Bonds, and the continuance of such default for a period of sixty (60) days after written notice thereof, specifying such default and requiring the same to be remedied, shall have been given to the Authority and the Borrower by the Trustee, or to the Authority, the Borrower and the Trustee by the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time Outstanding;

         No default specified in (d) above shall constitute an Event of Default unless the Authority and the Borrower shall have failed to correct such default within the applicable 30-day period; provided, however, that if the default shall be such that it can be corrected, but cannot be corrected within such period, it shall not constitute an Event of Default if corrective action is instituted by the Authority or the Borrower within the applicable period and diligently pursued until the default is corrected. With regard to any alleged default concerning which notice is given to the Borrower under the provisions of this Section, the Authority hereby grants the Borrower full authority for the account of the Authority to perform any covenant or obligation the non-performance of which is alleged in said notice to constitute a default in the name and stead of the Authority with full power to do any and all things and acts to the same extent that the Authority could do and perform any such things and acts and with power of substitution. Notwithstanding such grant, the Borrower shall not have any obligation to cure any default of the Authority.

         Upon the occurrence and continuation of an Event of Default under
Section 7.01(a), (b), (c) or (d) hereof, the

Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then Outstanding, shall, by notice in writing delivered to the Borrower, with copies of such notice being sent to the Authority, declare the principal of all Bonds then Outstanding and the interest accrued thereon immediately due and payable, and such principal and interest shall thereupon become and be immediately due and payable. Interest on the Bonds shall cease to accrue from and after the date of declaration of any such acceleration. Notwithstanding the foregoing, the Trustee shall not be required to take any action upon the occurrence and continuation of an Event of Default under Section 7.01(c) or (d) above until a Responsible Officer of the Trustee has actual knowledge of such Event of Default. After any declaration of acceleration under this Section 7.01 the Trustee shall immediately declare all indebtedness payable under Section 4.2(a) of the Agreement with respect to the Bonds to be immediately due and payable in accordance with Section 7.3 of the Agreement and may exercise and enforce such rights as exist under the Agreement.

         The preceding paragraph, however, is subject to the condition that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, there shall have been deposited with the Trustee a sum which, together with any other amounts then held in the Bond Fund, is sufficient to pay all the principal of such Bonds matured prior to such declaration and all matured installments of interest (if any) upon all the Bonds, and the reasonable expenses (including reasonable attorneys' fees) of the Trustee, and any and all other defaults actually known to the Trustee (other than in the payment of principal of and interest on such Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee in its sole discretion or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the holders of at least a majority in aggregate principal amount of the Bonds then Outstanding, by written notice to the Authority and to the Trustee may, on behalf of the holders of all Bonds, rescind and annul such declaration with respect to the Bonds and its consequences and waive such default; provided that no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair or exhaust any right or power consequent thereon.

         Section 7.02. Institution of Legal Proceedings by Trustee. In addition, if one or more of the Events of Default hereunder shall happen and be continuing, the Trustee in its sole discretion may, and upon the written request of the holders of a majority in aggregate principal amount of the Bonds then Outstanding, and upon being indemnified to its satisfaction in its sole discretion therefor (including with respect to any expenses or liability the Trustee may incur) shall, proceed to protect or enforce its rights or the rights of the holders of Bonds under the Act or under this Indenture, by a suit in equity or action at law, either for the specific performance of any covenant or agreement contained herein, or in aid of the execution of any power herein granted, or by mandamus or other appropriate proceeding for the enforcement of any other legal or equitable remedy as the Trustee shall deem most effectual in support of any of its rights or duties hereunder. If the Trustee reasonably determines that it may not receive payment for its extraordinary services and expenses relating to the enforcement of its rights or the rights of the holders of the Bonds under the Act or under the Indenture, the Trustee shall have no duty to act if it gives written notice of such decision to the Bondholders and the Bondholders subsequently fail to provide the Trustee with reasonable indemnification.

         Section 7.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee and moneys in the Bond Fund on or after the occurrence of an Event of Default shall be applied in the order following, at the date or dates fixed by the Trustee and, in the case of distribution of such moneys on account of principal or interest, upon presentation of the Bonds, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

           First: To the payment of costs and expenses of collection, just and reasonable compensation to the Trustee for its own services and for the services of counsel, agents and employees by it properly engaged and employed, and for advances made pursuant to the provisions of this Indenture with interest on all such advances at the rate of nine percent (9%) per annum.

           Second: In case the principal of none of the Outstanding Bonds shall have become due and remains unpaid, to the payment of interest in default on the Outstanding Bonds in the order of the maturity thereof, such payments to be made ratably and proportionately to the persons entitled thereto without discrimination or preference, except as specified in Section 6.02; provided, however, that no payment of interest shall be made with respect to any Bonds held by the Authority or the Borrower or actually known by the Trustee to be held by any affiliate of the Borrower, or any nominee of the Authority, the Borrower, any affiliate of the Borrower, until interest due on all Bonds not so registered shall have been paid.

           Third: In case the principal of any of the Outstanding Bonds shall have become due by declaration or otherwise and remains unpaid, first to the payment of principal of all Outstanding Bonds then due and unpaid, then to the payment of interest in default in the order of maturity thereof; in every instance such payment to be made ratably to the persons entitled thereto without discrimination or preference, except as specified in Section 6.02; provided, however, that no payment of principal or interest shall be made with respect to any Bonds held by the Authority or the Borrower or known by the Trustee to be held by any affiliate of the Borrower or any nominee of the Authority, the Borrower or any affiliate of the Borrower, until all amounts due on all Bonds not so held have been paid.

         Section 7.04. Effect of Delay or Omission to Pursue Remedy. No delay or omission of the Trustee or of any holder of Bonds to exercise any right or power arising from any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein, and every power and remedy given by this Article VII to the Trustee or to the holders of Bonds may be exercised from time to time and as often as shall be deemed expedient. In case the Trustee shall have proceeded to enforce any right under this Indenture, and such proceedings shall have been discontinued or abandoned because of waiver or for any other reason, or shall have been determined adversely to the Trustee, then and in every such case the Authority, the Trustee, and the holders of the Bonds, severally and respectively, shall be restored to their former positions and rights hereunder in respect to the trust estate; and all remedies, rights and powers of the Authority, the Trustee and the holders of the Bonds shall continue as though no such proceedings had been taken.

         Section 7.05. Remedies Cumulative. No remedy herein conferred upon or reserved to the Trustee or to any holder of the Bonds is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

         Section 7.06. Covenant to Pay Bonds in Event of Default. The Authority covenants that, upon the happening of any Event of Default, the Authority will pay to the Trustee upon demand, but only out of Revenues, for the benefit of the holders of such Bonds, the whole amount then due and payable thereon (by declaration or otherwise) for interest or for principal and all other sums which may be due hereunder or secured hereby, including reasonable compensation to the Trustee, its agents and counsel, and any expenses or liabilities incurred by the Trustee hereunder. In case the Authority shall fail to pay the same forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to institute proceedings at law or in equity in any court of competent jurisdiction to recover judgment for the whole amount due and unpaid, together with costs and reasonable attorneys' fees and expenses, subject, however, to the condition that such judgment, if any, shall be limited to, and payable solely out of, Revenues as herein provided and not otherwise. The Trustee shall be entitled to recover such judgment as aforesaid, either before or after or during the pendency of any proceedings for the enforcement of this Indenture, and the right of the Trustee to recover such judgment shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture. If the Event of Default involves the bankruptcy of the Borrower, amounts payable to or for the benefit of the Bondholders pursuant to the bankruptcy plan shall be paid to the Trustee for application as provided in Section 7.03 of the Indenture; and if payments are made directly to the Bondholders by the bankruptcy trustee, those Bondholders shall be liable to the Trustee for applying the funds in the manner provided in Section 7.03 hereof, including, but not limited to, the payment of the Trustee's extraordinary fees and expenses.

         Section 7.07. Trustee Appointed Agent for Bondholders. The Trustee is hereby appointed the agent and attorney of the holders of all Bonds Outstanding hereunder for the purpose of filing any claims relating to the Bonds.

         Section 7.08. Power of Trustee to Control Proceedings. In the event that the Trustee, upon the happening of an Event of Default, shall have taken any action, by judicial proceedings or otherwise, pursuant to its duties hereunder, whether upon its own discretion or upon the request of holders of the Bonds, it shall have full power, in the exercise of its discretion for the best interests of the holders of the Bonds, with respect to the continuance, discontinuance, withdrawal, compromise, settlement or other disposal of such action; provided, however, that the Trustee shall not, unless there no longer continues an Event of Default hereunder, discontinue, withdraw, compromise or settle, or otherwise dispose of any litigation pending at law or in equity, if at the time there has been filed with it a written request signed by the holders of at least a majority in principal amount of the Bonds Outstanding hereunder opposing such discontinuance, withdrawal, compromise, settlement or other disposal of such litigation.

         All rights of action under this Indenture or under any of the Bonds secured hereby which are enforceable by the Trustee may be enforced by it without the possession of any of the Bonds, or the production thereof at the trial or other proceedings relative thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name as Trustee of an express trust for the equal and ratable benefit of the Bondholders, subject to the provisions of this Indenture.

         Section 7.09. Limitation on Bondholders' Right to Sue. No holder of any Bond issued hereunder shall have the right to institute any suit, action or proceeding at law or in equity, for any remedy under or upon this Indenture, unless (a) such holder shall have previously given to the Trustee written notice of the occurrence of an Event of Default hereunder; (b) the holders of at least a majority in aggregate principal amount of all the Bonds then Outstanding shall have made written request upon the Trustee to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name; (c) said holders shall have tendered to the Trustee indemnity satisfactory to it against the costs, expenses (including reasonable attorneys' fees) and liabilities to be incurred in compliance with such request; and (d) the Trustee shall have refused or omitted to comply with such request for a period of thirty (30) days after such written request shall have been received by, and said tender of indemnity shall have been made to, the Trustee.

         Such notification, request, tender of indemnity and refusal or omission are hereby declared, in every case, to be conditions precedent to the exercise by any holder of Bonds of any remedy hereunder; it being understood and intended that no one or more holders of Bonds shall have any right in any manner whatever by his or her or their action to enforce any right under this Indenture, except in the manner herein provided, and that all proceedings at law or in equity to enforce any provision of this Indenture shall be instituted, had and maintained in the manner herein provided and for the equal benefit of all holders of the Outstanding Bonds, subject to the provisions of this Indenture.

         The right of any holder of any Bond to receive payment of the principal of and interest on such Bond out of Revenues, as herein and therein provided, on and after the respective due dates expressed in such Bond, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder, notwithstanding the foregoing provisions of this Section or Section 7.08 or any other provision of this Indenture.

         Section 7.10. Limitation of Liability to Revenues. Notwithstanding anything in this Indenture contained, the Authority shall not be required to advance any moneys derived from the proceeds of taxes collected by the Authority or by any governmental body or political subdivision of the State or from any source of income of any governmental body or political subdivision of the State or the Authority other than the Revenues, for any of the purposes in this Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of this Indenture. The Bonds are not general obligations of the Authority, and are payable from and secured by the Revenues only.

                                  ARTICLE VIII

                          THE TRUSTEE AND THE REGISTRAR

         Section 8.01. Duties, Immunities and Liabilities of Trustee and Registrar. The Trustee and the Registrar shall, prior to an Event of Default hereunder, and after the curing of all Events of Default hereunder which may have occurred, perform such duties and only such duties as are specifically set forth in this Indenture. The Trustee shall, during the existence of any Event of Default hereunder (which has not been cured), exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as prudent persons would exercise or use under the circumstances in the conduct of their own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee or the Registrar from liability for its own negligent action or its own negligent failure to act or its own willful misconduct, except that:

         (a) Prior to the occurrence of any Event of Default hereunder and after the curing of all Events of Default which may have occurred, the duties and obligations of the Trustee and the Registrar, as the case may be, shall be determined solely by the express provisions of this Indenture; the Trustee or the Registrar, as the case may be, shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture; and no covenants or obligations shall be implied into this Indenture which are adverse to the Trustee or the Registrar, as the case may be; and

         (b) At all times, regardless of whether or not any Event of Default shall exist,

           (1) the Trustee and the Registrar shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee or the Registrar unless it shall be proved that the Trustee or the Registrar, as the case may be, was negligent in ascertaining the pertinent facts; and

           (2) neither the Trustee nor the Registrar shall be personally liable with respect to any action taken, permitted or omitted by it in good faith in accordance with the direction of the holders of not less than a majority, or such other percentage as may be required hereunder, in aggregate principal amount of the Bonds Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Registrar, or exercising any trust or power conferred upon the Trustee or the Registrar under this Indenture; and

           (3) in the absence of bad faith on the part of the Trustee or the Registrar, as the case may be, the Trustee and the Registrar may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinion furnished to the Trustee or the Registrar, as the case may be, conforming to the requirements of this Indenture; but in the case of any such certificate or opinion which by any provision hereof is specifically required to be furnished to the Trustee or the Registrar, as the case may be, the Trustee or the Registrar, as the case may be, shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Indenture.

         (c) The Trustee may execute any of the trusts or powers hereof and perform the duties required of it hereunder by or through attorneys, agents or receivers, and shall be entitled to advice of counsel concerning all matters of trust and concerning its duties hereunder and the Trustee shall not be responsible for any misconduct or negligence on the part of any attorney or agent appointed with due care by it hereunder.

         None of the provisions contained in this Indenture shall require the Trustee or the Registrar to expend or risk its own funds or otherwise incur individual financial liability in the performance of any of its duties or in the exercise of any of its rights or powers. The permissive right of the Trustee to perform acts enumerated in this Indenture or the Agreement shall not be construed as a duty or obligation hereunder.

         Section 8.02. Right of Trustee and Registrar to Rely upon the Agreement, Etc. Except as otherwise provided in Section 8.01:

         (a) The Trustee and the Registrar may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, Bond, direction, demand, election or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) Any notice, request, direction, election, order or demand of the Authority mentioned herein shall be deemed to be sufficiently evidenced by an instrument signed in the name of the Authority by an Authorized Authority Representative, and any resolution of the Authority shall be evidenced to the Trustee or the Registrar by a Certified Resolution;

         (c) Each of the Trustee and the Registrar may consult with counsel of its selection (who may include its own counsel or counsel for the Authority or Bond Counsel) and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel;
  and

         (d) Whenever in the administration of the trusts of this Indenture the Trustee or the Registrar shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee or the Registrar, as the case may be, be deemed to be conclusively proved and established by a Certificate of the Authority; and such Certificate of the Authority shall, in the absence of negligence or bad faith on the part of the Trustee or the Registrar, as the case may be, be full warrant to the Trustee or the Registrar, as the case may be, for any action taken or suffered by it under the provisions of this Indenture upon the faith thereof.

         Section 8.03. Trustee and Registrar Not Responsible for Recitals. The recitals contained herein and in the Bonds shall be taken as the statements of the Authority, and the Trustee and the Registrar assume no responsibility for the correctness of the same except (with respect to the Registrar) for the Certificate of Authentication thereon. The Trustee and the Registrar make no representations as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee and the Registrar shall not be accountable for the use or application by the Authority of any of the Bonds authenticated or delivered hereunder or of the proceeds of such Bonds except to the extent specifically provided in this Indenture.

         Section 8.04. Right of Trustee and Registrar to Acquire Bonds. The Trustee, the Registrar and their officers and directors may acquire and hold, or become the pledgee of, Bonds and otherwise deal with the Authority in the manner and to the same extent and with like effect as though it were not Trustee or Registrar, as the case may be, hereunder.

         Section 8.05. Moneys Received by Trustee and Registrar to Be Held in Trust. Subject to the provisions of Section 10.03, all moneys received by the Trustee and the Registrar shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or as otherwise provided herein. Except to the extent provided otherwise herein, any interest allowed on any such moneys shall be deposited in the fund to which such moneys are credited.

         Section 8.06. Compensation and Indemnification of Trustee and Registrar. The Trustee and the Registrar shall be entitled to reasonable compensation for all services rendered by them in the execution of the trusts created and in the exercise and performance of any of the powers and duties hereunder of the Trustee or the Registrar, as the case may be, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Agreement will require the Borrower to pay or reimburse the Trustee or the Registrar, as the case may be, upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or the Registrar, as the case may be, in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. If any property, other than cash, shall at any time be held by the Trustee or the Registrar, as the case may be, subject to this Indenture, or any supplemental indenture, as security for the Bonds, the Trustee or the Registrar, as the case may be, if and to the extent authorized by a receivership, bankruptcy or other court of competent jurisdiction or by the instrument subjecting such property to the provisions of this Indenture as such security for the Bonds, shall be entitled (but not required) to make advances for the purpose of preserving such property or of discharging tax liens or other prior liens or encumbrances thereon. The Agreement will also require the Borrower to provide certain indemnification to the Trustee and the Registrar. Notwithstanding the foregoing, prior to seeking indemnity the Trustee shall make timely payments of principal of and interest on the Bonds with moneys on deposit in the Bond Fund as provided herein, and shall accelerate the payment of principal on the Bonds when required by this Indenture without seeking indemnification from the Borrower or any Bondholder. Upon the occurrence and continuance of an Event of Default hereunder, and subject to Section 7.03 hereof, the Trustee shall have a lien prior to the Bonds as to all property and funds held by it (other than the Rebate Fund) for any amount owing to it or any predecessor Trustee pursuant to this Section 8.06 or the Agreement and the rights of the Trustee to compensation for its services and to payment or reimbursement for its costs, expenses, or advances shall have priority over the Bonds in respect of all property or funds held or collected by the Trustee as such and other funds held in trust by the Trustee for the benefit of the holders of particular Bonds.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.1(c) of the Agreement and Section
7.01 hereof, such expenses (including the reasonable charges and expenses of its counsel and agents) and the compensation for such services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law. The Trustee shall be entitled to all reasonable fees and expenses incurred in enforcing the Bondholders' rights in any bankruptcy action, and the intention that the fees and expenses incurred by the Trustee in enforcing the rights of the Bondholders be treated as expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law shall not be deemed to limit the amount payable to the Trustee. The provisions of this
Section 8.06 shall survive the termination of this Indenture and the resignation or removal of the Trustee or the Registrar.

         Section 8.07. Qualifications of Trustee and Registrar. There shall at all times be a trustee and a registrar hereunder which shall be corporations or banking associations organized and doing business under the laws of the United States or of a state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty million dollars ($50,000,000), subject to supervision or examination by federal or state authority. If such corporations or banking associations publish reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority above referred to, then for the purposes of this Section the combined capital and surplus of such corporations or banking associations shall be deemed to be their combined capital and surplus as set forth in their most recent reports of conditions so published. In case at any time the Trustee or the Registrar shall cease to be eligible in accordance with the provisions of this Section, the Trustee or the Registrar, as the case may be, shall resign immediately in the manner and with the effect specified in
Section 8.08.

         Section 8.08. Resignation and Removal of Trustee or Registrar and Appointment of Successor Trustee or Registrar.

         (a) The Trustee or the Registrar may at any time resign by giving written notice to the Authority and the Borrower and by giving to the Bondholders notice either by publication of such resignation, which notice shall be published at least once in a Qualified Newspaper, or by giving Notice by Mail to such Bondholders. Upon receiving such notice of resignation, the Authority, with the advice and consent of the Borrower, shall promptly appoint a successor trustee or registrar, as the case may be, by an instrument in writing. If no successor trustee or registrar, as the case may be, shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation by the Trustee or the Registrar, as the case may be, the resigning trustee or registrar, as the case may be, may petition any court of competent jurisdiction for the appointment of a successor trustee or registrar, as the case may be, or any Bondholder who has been a bona fide holder of a Bond for at least six (6) months may, on behalf of himself and others similarly situated, petition any such court for the appointment of a successor trustee or registrar, as the case may be. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, appoint a successor trustee or registrar, as the case may be.

         (b)      In case at any time either of the following shall occur:

                  (1) the Trustee or the Registrar shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request therefor by the Authority or by any Bondholder who has been a bona fide holder of a Bond for at least six (6) months, or

                  (2) the Trustee or the Registrar shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or Registrar or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or Registrar or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Authority may remove the Trustee or the Registrar, as the case may be, and, with the advice and consent of the Borrower, appoint a successor trustee or registrar, as the case may be, by an instrument in writing, or any such Bondholder may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee or the Registrar, as the case may be, and the appointment of a successor trustee or registrar, as the case may be. Such court may thereupon, after such notice, if any, as it may deem proper and may prescribe, remove the Trustee or the Registrar, as the case may be, and appoint a successor trustee or registrar, as the case may be. Upon any removal of the Trustee, any outstanding fees and expenses of such former Trustee shall be paid in accordance with Section 8.06 hereof.

         (c) The Authority, in the absence of an Event of Default, or the holders of a majority in aggregate principal amount of the Bonds at the time Outstanding may at any time remove the Trustee or the Registrar, as the case may be, and appoint a successor trustee or registrar, as the case may be, by an instrument or concurrent instruments in writing signed by the Authority or such Bondholders, as the case may be.

         (d) Any resignation or removal of the Trustee or the Registrar, as the case may be, and appointment of a successor trustee or registrar, as the case may be, pursuant to any of the provisions of this Section shall become effective only upon acceptance of appointment by the successor trustee or registrar, as the case may be, as provided in Section 8.09.

         Section 8.09. Acceptance of Trust by Successor Trustee. Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Authority, the Borrower and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor in the trusts hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the Written Request of the Authority or the request of the successor trustee, the trustee ceasing to act shall execute and deliver an instrument transferring to such successor trustee, upon the trusts herein expressed, all the rights, powers and trusts of the trustee so ceasing to act. Upon request of any such successor trustee, the Authority shall execute any and all instruments in writing necessary or desirable for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and duties. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure the amounts due it as compensation, reimbursement, expenses and indemnity afforded to it by Section 8.06.

         No successor trustee shall accept appointment as provided in this
Section 8.09 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.07.

         Upon acceptance of appointment by a successor trustee as provided in this Section, the Authority or such successor trustee shall give the Bondholders, notice of the succession of such trustee to the trusts hereunder in the manner prescribed in Section 8.08 for the giving of notice of resignation of the Trustee.

         Section 8.10. Merger or Consolidation of Trustee or Registrar. Any corporation or banking association into which the Trustee may be merged or with which it may be consolidated, or any corporation or banking association resulting from any merger or consolidation to which the Trustee or the Registrar shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee or the Registrar, shall be the successor of the Trustee or the Registrar hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such successor trustee or registrar shall be eligible under the provisions of Section 8.07.

         Section 8.11. Accounting Records and Reports; Financing Statements. The Trustee and the Registrar shall keep proper books of record and account in accordance with trust accounting standards in which complete and correct entries shall be made of all transactions relating to the receipt, investment, disbursement, allocation and application of the Revenues and the proceeds of the Bonds received by the Trustee or the Registrar. Such records shall specify the account or fund to which each investment (or portion thereof) held by the Trustee is to be allocated and shall set forth, in the case of each Investment Security, (a) its purchase price, (b) its value at maturity or its sale price, as the case may be, (c) the amounts and dates of any payments to be made with respect thereto and (d) such documentation and evidence as is required to be obtained by the Borrower to establish that the requirements of Article V of the Tax Certificate have been met. Such records shall be open to inspection by the Authority, the Borrower and by any Bondholder at any reasonable time during regular business hours on reasonable notice. The Trustee shall furnish to the Authority and the Borrower monthly statements of all investments made by the Trustee and all funds and accounts held by the Trustee.

         The Trustee shall furnish to any Bondholder who may make written request therefor a copy of the most recent audited financial statements of the Borrower that are in the possession of the Trustee. The Trustee shall have no responsibility or liability with respect to the Borrower's failure to provide such statements, and the Trustee shall not be required to compel the Borrower to provide any such statements.

         The Trustee shall not be responsible for the preparation or filing of any UCC financing statements or continuation statements under this Indenture.

         Section 8.12. Registrar. The Authority, at the request and direction of the Borrower, shall appoint a registrar for the Bonds. The Registrar shall be a bank, trust company or national banking association which meets the qualifications of Section 8.07 hereof, willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it hereby. The Registrar shall signify its acceptance of the duties and obligations imposed upon it hereby by executing and delivering to the Authority and the Trustee a written acceptance thereof. The Registrar initially appointed hereunder is the Trustee.

         Section 8.13. Tax Certificate. The Trustee covenants and agrees that it will comply with all written instructions of the Borrower given in accordance with the Tax Certificate and will take any and all action as may be necessary in accordance with such written instructions. The Trustee acknowledges receipt of the Tax Certificate and acknowledges that the provisions of the Tax Certificate are incorporated herein by reference as provided in Section 6.06 hereof. The Trustee shall not be accountable for the use by the Borrower of the proceeds of the Bonds.

         Section 8.14. Notices to the Authority. The Trustee shall provide the Authority with the following:

         (a) On or before January 15 of each year during which any of the Bonds are Outstanding, or upon any significant change that occurs which would adversely impact the Trustee's ability to perform its duties under the Indenture, a written disclosure of any such change, or if applicable, of any conflicts that the Trustee may have as a result of other business dealings between the Trustee (or any affiliate thereof) and the Borrower.

If there are no such instances of a significant change, or of a conflict existing, then a statement to that effect shall be provided on such date;

         (b) If there is a failure to pay any amount of principal of or interest on the Bonds when due; or if there is a failure of the Borrower to provide any notice, certification or report specified in Section 5.9 of the Agreement; or if there is an occurrence of an Event of Default hereunder, of which the Trustee has knowledge, the Trustee shall provide written notice to the Authority within five (5) Business Days of receiving actual notice of such occurrence and such notice shall include a statement setting forth the steps, if any, the Trustee is taking to remedy such failure or Event of Default, as applicable; and

         (c) As of June 30 and December 31 of each year (beginning December 31, 1997), a Trustee's report in the form of Exhibit A attached hereto. This report shall be received no later than January 15 or July 15 next following each such June 30 or December 31, as the case may be.

         Section 8.15. Appointment of Co-Trustee. In the event the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional institution as a separate trustee or co-trustee. In the absence of an Event of Default under this Indenture, the appointment of any such separate trustee or co-trustee shall be subject to the approval of the Authority and the Borrower. The following provisions of this Section are adapted to these ends.

         (a) In the event that the Trustee appoints an additional institution as a separate trustee or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, interest or lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate trustee or co-trustee but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate trustee or co-trustee shall run to and be enforceable by either of them. Such co-trustee may be removed by the Trustee at any time, with or without cause.

         (b) Should any instrument in writing from the Authority be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the

Authority. In case any separate trustee or co-trustee, or a successor to either, shall become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such separate trustee or co-trustee.


                                   ARTICLE IX

                      MODIFICATION OF INDENTURE, AGREEMENT

         Section 9.01. Modification without Consent of Bondholders. The Authority and the Trustee, without the consent of or notice to any Bondholders from time to time and at any time, and subject to the conditions and restrictions contained in this Indenture, may enter into an indenture or indentures supplemental hereto, which indenture or indentures thereafter shall form a part hereof; and the Trustee, without the consent of or notice to any Bondholders from time to time and at any time, may consent to any Amendment to the Agreement; in each case for any one or more of the following purposes:

         (a) to add to the covenants and agreements of the Authority contained in this Indenture, or of the Borrower contained in the Agreement, other covenants and agreements thereafter to be observed, or to assign or pledge additional security for any of the Bonds, or to surrender any right or power herein or therein reserved to or conferred upon the Authority or the Borrower; provided, that no such covenant, agreement, assignment, pledge or surrender shall materially adversely affect the interests of the holders of the Bonds;

         (b) to make such provisions for the purpose of curing any ambiguity, inconsistency or omission, or of curing, correcting or supplementing any defective provision contained in this Indenture or the Agreement, or in regard to matters or questions arising under this Indenture or the Agreement, as the Authority may deem necessary or desirable and not inconsistent with this Indenture and which shall not materially adversely affect the interests of the holders of the Bonds;

         (c) to modify, amend or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification hereof or thereof under the Trust Indenture Act of 1939 or any similar federal statute hereafter in effect, and, if they so determine, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by said Trust Indenture Act of 1939 or similar federal statute, and which shall not adversely affect the interests of the holders of the Bonds;

         (d) to provide for any additional procedures, covenants or agreements necessary to maintain the Tax-Exempt status of interest on the Bonds; provided that such amendment or supplement shall not materially adversely affect the interests of the holders of the Bonds;

         (e) to modify or eliminate the book-entry registration system for any of the Bonds;

         (f) to provide for the procedures required to permit any Bondholder to separate the right to receive interest on the Bonds from the right to receive principal thereof and to sell or dispose of such rights, as contemplated by Section 1286 of the Code;

         (g) to provide for the appointment of a co-trustee or the succession of a new Trustee, Registrar or Paying Agent;

         (h) to change Exhibit A to the Agreement in accordance with the provisions thereof and of the Tax Certificate;

         (i) to comply with requirements of any Rating Agency in order to obtain or maintain a rating on any Bonds; or

         (j) in connection with any other change which, in the judgment of the Trustee (which may be based upon an Opinion of Counsel), will not adversely affect the security for the Bonds or the Tax-Exempt status of interest thereon or otherwise materially adversely affect the holders of the Bonds.

         Notwithstanding the foregoing provisions of this Section 9.01, the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture, and the Trustee shall not enter into any supplemental indenture or consent to any Amendment without first obtaining the written consent of the Borrower. The Trustee will give notice of the provisions of any supplemental indenture authorized by the provisions of this Section 9.01 to the applicable Rating Agencies. Any supplemental indenture or Amendment permitted pursuant to this
Section 9.01 may be approved by an Authorized Authority Representative and need not be approved by resolution or other action of the Board of Directors of the Authority.

         Section 9.02. Modification with Consent of Bondholders. With the consent of the holders of not less than sixty-six and two-thirds percent (662/3%) in aggregate principal amount of the Bonds at the time Outstanding, evidenced as provided in Section 11.06, if any, (i) the Authority and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture; or (ii) the Trustee may consent to any Amendment to the Agreement and any other matters for which its consent is required pursuant to Section 6.04 hereof; provided, however, that no such supplement or Amendment will have the effect of extending the time for payment or reducing any amount due and payable by the Borrower pursuant to the Agreement without the consent of all the holders of the Bonds; and that no such supplemental indenture shall (1) extend the fixed maturity of any Bond or reduce the rate of interest thereon or extend the time of payment of interest, or reduce the amount of the principal thereof, without the consent of the holder of each Bond so affected, or (2) reduce the aforesaid percentage of holders of Bonds whose consent is required for the execution of such supplemental indentures, or permit the creation of any lien on the Revenues prior to or on a parity with the lien of this Indenture, except as permitted herein, or permit the creation of any preference of any Bondholder over any other Bondholder, except as permitted herein, or deprive the holders of the Bonds of the lien created by this Indenture upon the Revenues, without the consent of the holders of all the Bonds then Outstanding. Nothing in this paragraph shall be construed as making necessary the approval of any Bondholder of any supplemental indenture or Amendment permitted by the provisions of Section 9.01.

         Upon receipt by the Trustee of a Certified Resolution authorizing the execution of any such supplemental indenture or Amendment, and upon the filing with the Trustee of evidence of the consent of the Bondholders, if any, as aforesaid, the Trustee shall join with the Authority in the execution of such supplemental indenture or shall consent to such Amendment; provided, however, that (i) the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its sole discretion, but shall not be obligated to, enter into such supplemental indenture; and (ii) the Trustee shall not enter into such supplemental indenture or Amendment without first obtaining the Borrower's written consent thereto.

         It shall not be necessary for the consent of the Bondholders under this Section to approve the particular form of any proposed supplemental indenture or Amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Promptly after the execution by the parties thereto of any supplemental indenture or Amendment as provided in this Section, the Trustee shall mail a notice (prepared by the Borrower) setting forth in general terms the substance of such supplemental indenture or such Amendment to each Bondholder at the address contained in the bond register maintained by the Registrar. Any failure of the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or such Amendment.

         Section 9.03. Effect of Supplemental Indenture or Amendment. Upon the execution of any supplemental indenture or any Amendment to the Agreement pursuant to the provisions of this Article IX, this Indenture or the Agreement, as the case may be, shall be and be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture and the Agreement of the Authority, the Trustee, the Borrower and all holders of Outstanding Bonds shall thereafter be determined, exercised and enforced hereunder and under the Agreement subject in all respects to such supplemental indentures and Amendments, and all the terms and conditions of any such supplemental indenture or Amendment shall be part of the terms and conditions of this Indenture or the Agreement, as the case may be, for any and all purposes.

         Section 9.04. Required and Permitted Opinions of Counsel. Subject to the provisions of Section 8.01 hereof, the Trustee is entitled to receive an Opinion of Counsel and rely on such Opinion of Counsel as conclusive evidence that any supplemental indenture or Amendment executed pursuant to the provisions of this Article IX complies with the requirements of this Article IX, that the appropriate consents have been obtained and that such supplemental indenture or Amendment has been duly authorized by the Authority.

         Section 9.05. Notation of Modification on Bonds; Preparation of New Bonds. Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article IX may bear a notation, at the written request of the Authority, as to any matter provided for in such supplemental indenture, and if such supplemental indenture shall so provide, new Bonds, so modified as to conform, in the opinion of the Trustee and the Authority, to any modification of this Indenture contained in any such supplemental indenture, may be prepared by the Authority, authenticated by the Registrar and delivered without cost to the holders of the Bonds then Outstanding, upon surrender for cancellation of such Bonds in equal aggregate principal amounts.


                                    ARTICLE X

                                   DEFEASANCE

         Section 10.01. Discharge of Indenture. If the entire indebtedness on all Bonds Outstanding shall be paid and discharged in any one or more of the following ways:

         (a) by the payment of the principal of, and interest on all Bonds Outstanding, as and when the same become due and payable; or

         (b) by the delivery to the Registrar, for cancellation by it, of all Bonds Outstanding;

and if all other sums payable hereunder by the Authority shall be paid and discharged, then thereupon this Indenture shall cease, terminate and become null and void except only as provided in Section 10.02 hereof, and thereupon the Trustee shall, upon Written Request of the Authority, and upon receipt by the Trustee of a Certificate of the Authority and an Opinion of Counsel, each stating that in the opinion of the signers all conditions precedent to the satisfaction and discharge of this Indenture have been complied with, forthwith execute proper instruments acknowledging satisfaction of and discharging this Indenture. The satisfaction and discharge of this Indenture shall be without prejudice to the rights of the Trustee to charge and be reimbursed by the Borrower for any expenditures which it may thereafter incur in connection herewith.

         Any Bond or Authorized Denomination thereof shall be deemed to be paid within the meaning of this Indenture when (a) payment of the principal of such Bond or Authorized Denomination thereof, plus interest thereon to the due date thereof (whether such due date is by reason of maturity or upon redemption as provided herein) either (i) shall have been made or caused to be made in accordance with the terms thereof, or (ii) shall have been provided for by irrevocably depositing with the Trustee in trust and irrevocably setting aside exclusively for such payment (1) moneys sufficient to make such payment and/or
(2) nonprepayable, noncallable Government Obligations maturing as to principal and interest in such amount and at such time as will insure the availability of sufficient moneys to make such payment, and (b) all necessary and proper fees, compensation and expenses of the Trustee pertaining to any such deposit shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. At such time as a Bond or Authorized Denomination thereof shall be deemed to be paid hereunder, as aforesaid, such Bond or Authorized Denomination thereof shall no longer be secured by or entitled to the benefits of this Indenture, except for the purposes of any such payment from such moneys and/or Government Obligations. The Trustee shall not be responsible for verifying the sufficiency of funds provided to effect the defeasance of Bonds pursuant to this
Article X.

         The Authority and the Borrower may at any time surrender to the Registrar for cancellation by it any Bonds previously authenticated and delivered which the Authority or the Borrower lawfully may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

         Section 10.02. Discharge of Liability on Bonds. Upon the deposit with the Trustee, in trust, at or before maturity, of money or securities in the necessary amount (as provided in

Section 10.04) to pay or redeem Outstanding Bonds, whether upon or prior to their maturity or the redemption date of such Bonds, (provided that, if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article IV provided or provision satisfactory to the Trustee shall have been made for giving such notice), all liability of the Authority and the Borrower in respect of such Bonds shall cease, terminate and be completely discharged, except that the Authority and the Borrower shall remain liable for such payment but only from, and the Bondholders shall thereafter be entitled only to payment (without interest accrued thereon after such redemption date or maturity date) out of, the money deposited with the Trustee as aforesaid for their payment, subject, however, to the provisions of Sections 6.06 and 10.03.

         Section 10.03. Payment of Bonds after Discharge of Indenture. Notwithstanding any provisions of this Indenture, and subject to applicable laws of the State, any moneys deposited with the Trustee or any Paying Agent, in trust for the payment of the principal of, or interest on, any Bonds remaining unclaimed for two (2) years after the principal of any or all of the Outstanding Bonds has become due and payable (whether at maturity or upon call for redemption or by declaration as provided in this Indenture), shall then be repaid to the Borrower upon its written request, and the holders of such Bonds shall thereafter be entitled to look only to the Borrower for payment thereof, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that before the repayment of such moneys to the Borrower as aforesaid, the Trustee or Paying Agent, as the case may be, shall (at the request and cost of the Borrower) first publish at least once in a Qualified Newspaper a notice, in such form as may be deemed appropriate by the Borrower and the Trustee, in respect of the Bonds so payable and not presented and in respect of the provisions relating to the repayment to the Borrower of the moneys held for the payment thereof. In the event of the repayment of any such moneys to the Borrower as aforesaid, the holders of the Bonds in respect of which such moneys were deposited shall thereafter be deemed to be unsecured creditors of the Borrower for amounts equivalent to the respective amounts deposited for the payment of such Bonds and so repaid to the Borrower (without interest thereon).

         Section 10.04. Deposit of Money or Securities with Trustee. Whenever in this Indenture it is provided or permitted that there be deposited with or held in trust by the Trustee money or securities in the necessary amount to pay or redeem any Bonds, the money or securities so to be deposited or held may include money or securities held by the Trustee in the funds and accounts established pursuant to this Indenture and shall be:

         (a) Available amounts constituting lawful money of the United States of America in an amount equal to the principal amount of such Bonds and all unpaid interest thereon to maturity, except that, in the case of Bonds which are to be redeemed prior to maturity and in respect of which notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice, the amount to be deposited or held shall be the principal amount or redemption price of such Bonds and all unpaid interest thereon to the redemption date; or

         (b) nonprepayable, noncallable Government Obligations, the principal of and the interest on which when due will provide money sufficient to pay the principal or redemption price of and all unpaid interest to maturity, or to the redemption date, as the case may be, on the Bonds to be paid or redeemed, as such principal or redemption price and interest become due, provided that, in the case of Bonds which are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article IV or provision satisfactory to the Trustee shall have been made for the giving of such notice;

provided, in each case, that the Trustee shall have been irrevocably instructed (by the terms of this Indenture or by Written Request of the Authority) to apply such money to the payment of such principal or redemption price and interest with respect to such Bonds.


                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.01. Successors of Authority. All the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of the Authority, shall bind and inure to the benefit of its successors and assigns, whether so expressed or not. If any of the powers or duties of the Authority shall hereafter be transferred by any law of the State, and if such transfer shall relate to any matter or thing permitted or required to be done under this Indenture by the Authority, then the body or official of the State who shall succeed to such powers or duties shall act and be obligated in the place and stead of the Authority as provided in this Indenture.

         Section 11.02. Limitation of Rights to Parties and Bondholders. Nothing in this Indenture or in the Bonds expressed or implied is intended or shall be construed to give to any person other than the Authority, the Trustee, the Registrar, the Paying Agent, the Borrower and the holders of the Bonds issued hereunder any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Authority, the Trustee, the

Registrar, the Paying Agent, the Borrower and the holders of the Bonds issued hereunder.

         Section 11.03. Waiver of Notice. Whenever in this Indenture the giving of Notice by Mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any such case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 11.04. Separability of Invalid Provisions. In case any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, but this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein.

         Section 11.05. Notices. It shall be sufficient service of any notice, request, complaint, demand or other paper on the Authority, the Trustee, the Borrower, the Registrar or the Paying Agent if the same shall be duly mailed by first class mail, postage prepaid, addressed as follows:

  To the Authority:          California Pollution Control
                               Financing Authority
                             915 Capitol Mall, Room 470
                             Sacramento, California 95814
                             Attn:  Executive Director

         To the Trustee:          U.S. Bank, a National Banking Association
         Registrar and            107 South Main Street, Suite 303
         Paying Agent             Salt Lake City, Utah 84111
                                  Attn:  Corporate Trust Department


         To the Borrower:         Laidlaw Environmental Services, Inc.
                                  1301 Gervais Street, Suite 300
                                  Columbia, South Carolina 29201
                                  Attn: Chief Financial Officer


The Authority, the Trustee, the Borrower, the Registrar and the Paying Agent may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. A duplicate copy of each notice, certificate or other communication given hereunder by the Authority or the Trustee to the other shall also be given to the Borrower. Unless otherwise requested by the Authority, the Trustee, the Borrower, the Registrar or the Paying Agent, any notice required to be given hereunder in writing may be given by any form of telephonic or electronic transmission capable of making a written record. Each such party shall file with the Trustee information appropriate to receiving such form of telephonic or electronic transmission.

         Section 11.06. Evidence of Rights of Bondholders.

         (a) Any request, consent or other instrument required by this Indenture to be signed and executed by Bondholders may be in any number of concurrent writings of substantially similar tenor and may be signed or executed by such Bondholders in person or by agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee, the Registrar and the Authority if made in the manner provided in this Section.

         (b) The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument or writing acknowledged to him or her the execution thereof.

         (c) The ownership of registered Bonds shall be proved by the Bond register maintained by the Registrar pursuant to Section 2.04 hereof. The fact and the date of execution of any request, consent or other instrument may also be proved in any other manner which the Trustee may deem sufficient. The Trustee may nevertheless, in its discretion, require further proof in cases where it may deem further proof desirable.

         (d) Any request, consent or vote of the holder of any Bond shall bind every future holder of the same Bond and the holder of any Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Authority in pursuance of such request, consent or vote.

         (e) Except as otherwise provided herein, in determining whether the holders of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned by the Authority, by the Borrower or by any other direct or indirect obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Borrower, or any other direct or indirect obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, provided that, for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, direction, consent or waiver, only Bonds which the Trustee knows to be so owned shall be disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this subsection (e) if the pledgee shall certify to the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Authority, the Borrower or any other direct or indirect obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         (f) In lieu of obtaining any demand, request, direction, consent or waiver in writing, the Trustee may call and hold a meeting of the Bondholders upon such notice and in accordance with such rules and regulations, including the right of the Bondholders to be represented and vote by proxy, as the Trustee considers fair and reasonable for the purpose of obtaining any such action.

         Section 11.07. Waiver of Personal Liability. No member, officer, agent or employee of the Authority, and no officer, official, agent or employee of the State or any department, board or agency of the State shall be individually or personally liable for the payment of the principal of or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds; but nothing herein contained shall relieve any such member, officer, agent or employee from the performance of any official duty provided by law or by this Indenture.

         Section 11.08. Publication of Notices. Any publication of notice to be made under the provisions of this Indenture may be made in each instance upon any day, and, except as provided in Section 10.03, no such publication shall be required if such notice is given by first class mail to the holders of all Bonds then Outstanding.

         Section 11.09. Governing Law; Venue. This Indenture shall be construed in accordance with and governed by the Constitution and laws of the State applicable to contracts made and performed in the State. This Indenture shall be enforceable in the State, and any action arising out of this Indenture shall be filed and maintained in the Sacramento County Superior Court, Sacramento, California, unless the Authority waives this requirement.

         Section 11.10. Execution in Several Counterparts. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Authority and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

         Section 11.11. Reserved.

         Section 11.12. Continuing Disclosure. Pursuant to Section 5.10 of the Agreement, the Borrower shall undertake the continuing disclosure requirements for the Bonds as promulgated under S.E.C. Rule 15c2-12, as it may from time to time hereafter be amended or supplemented, and the Authority shall have no liability to the holders of the Bonds or any other person with respect to such disclosure matters. Notwithstanding any other provision of this Indenture, failure of the Borrower to comply with the requirements of Rule 15c2-12 applicable to the Bonds, as it may from time to time hereafter be amended or supplemented, shall not be considered an Event of Default hereunder or under the Agreement; however, the Trustee may (and, at the request of the Placement Agent or the holders of at least 25% aggregate principal amount of Outstanding Bonds and upon receipt of indemnity satisfactory to the Trustee, shall) or any Bondholder or beneficial owner (within the meaning of Rule 15c2-12) of any Bonds may take such actions as may be necessary and appropriate, including seeking mandate or specific performance by court order, to cause the Borrower to comply with its obligations under Section 5.10 of the Agreement.

         Section 11.13. Opinions of Bond Counsel. For so long as Orrick, Herrington & Sutcliffe LLP (or its successor) is a nationally recognized Bond Counsel, whenever in this Indenture it is required that prior to the taking of any action (including but not limited to any modifications of arbitrage covenants contained in Section 6.06 hereof) an opinion of Bond Counsel is required to be delivered to the effect that such action will not adversely affect the Tax-Exempt status of the Bonds, and such opinion is not given by Orrick, Herrington & Sutcliffe LLP, the opinion of Bond Counsel shall instead affirmatively state, in a manner acceptable to the Authority and the Trustee, that interest on the Bonds is Tax-Exempt and will remain so after the action in question. This Section shall apply in the same fashion with respect to the affirmative opinion of any such successor Bond Counsel.

         IN WITNESS WHEREOF, the Authority has caused this Indenture to be signed in its name and attested by its duly authorized officers, and the Trustee, in token of its acceptance of the trust created hereunder, has caused this Indenture to be signed in its name by its duly authorized signatory, all as of the day and year first above written.

                                          CALIFORNIA POLLUTION CONTROL
                                            FINANCING AUTHORITY
                                          By Matt Fong, Chairman



                                          By
                                            -----------------------------------
                                                         Deputy


Attest:



----------------------------------
     Executive Director


                                          U.S. BANK, a national banking
                                          association, as Trustee



                                          By
                                             ---------------------------------
                                                   Authorized Officer

                                    EXHIBIT A


                                 [FORM OF BOND]

$19,500,000                                                          No.RA-1

                CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY
                    POLLUTION CONTROL REFUNDING REVENUE BOND
                     (LAIDLAW ENVIRONMENTAL SERVICES, INC.)
                                  1997 SERIES A


                  NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF CALIFORNIA OR ANY LOCAL AGENCY OR POLITICAL SUBDIVISION THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON THIS BOND.


INTEREST RATE        DATED DATE        MATURITY DATE                  CUSIP
    6.70%           July 1, 1997        July 1, 2007                130534XK1

REGISTERED HOLDER: CEDE & CO.

PRINCIPAL AMOUNT:  NINETEEN MILLION FIVE HUNDRED THOUSAND
                   DOLLARS


         CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY, a public instrumentality and political subdivision of the State of California (the "Authority"), for value received, hereby promises to pay (but only out of Revenues as hereinafter provided) to the registered holder (the "holder") identified above or registered assigns, on the maturity date set forth above, the principal amount set forth above and to pay (but only out of the sources hereinafter provided) interest on the balance of said principal amount from time to time remaining unpaid from and including the date hereof (as provided herein) until payment of said principal amount has been made or duly provided for, at the interest rate set forth above, and to pay (but only out of the source hereinafter provided) interest on overdue principal at the rate borne by this Bond, except as the provisions hereinafter set forth with respect to redemption or acceleration prior to maturity may become applicable hereto.

         The principal portion of this Bond is payable at final maturity or earlier redemption in lawful money of the United States of America at the corporate trust office of U.S. Bank, a national banking association, Salt Lake City, Utah, or its successors in trust (the "Trustee"), which office is initially located at 107 South Main Street, Suite 303, Salt Lake City, Utah 84111, Attention: Corporate Trust Department. Interest payments on this Bond, shall be made by the Trustee as paying agent (the "Paying Agent"), on each July 1 and January 1, or if such day is not a business day, the immediately succeeding Business Day, (as hereinafter defined), commencing January 1, 1998 (an "Interest Payment Date") to the person appearing on the bond registration books of the Registrar as the registered holder hereof as of the close of business on the Record Date (as hereinafter defined), such interest to be paid by the Paying Agent to such registered holder (i) in the event this Bond is held in book-entry form, in immediately available funds on the Interest Payment Date (as hereinafter defined) in accordance with the Representation Letter; and (ii) in the event this Bond is not held in book-entry form, (A) in immediately available funds (by wire transfer or by deposit to the account of the holder of this Bond if such account is maintained with the Paying Agent), according to the instructions given by such holder to the Registrar or (B) in all other cases, by check mailed by first class mail to the holder at such holder's address as it appears as of the Record Date on the registration books of the Registrar; except, in each case, that, if and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the holders in whose name this Bond is registered as of a special record date to be fixed by the Trustee. The term "Record Date" means the fifteenth day (whether or not a Business Day) of the month preceding such Interest Payment Date. The term "Business Day" means a day on which banks located in the cities in which the principal offices of the Trustee, the Registrar and the Paying Agent are located are not required or authorized to be closed and on which the New York Stock Exchange is not closed.

         This Bond is one of a duly authorized issue of bonds of the Authority designated as the "California Pollution Control Financing Authority Pollution Control Refunding Revenue Bonds (Laidlaw Environmental Services, Inc.) 1997 Series A" (the "Bonds"), limited in aggregate principal amount as provided in, and issued under and secured by, an Indenture of Trust, dated as of July 1, 1997 (the "Indenture"), between the Authority and the Trustee. Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights thereunder of the holders of the Bonds, of the nature and extent of the security, of the rights, duties and immunities of the Trustee and of the rights and obligations of the Authority thereunder, to all of the provisions of which Indenture the holder of this Bond, by acceptance hereof, assents and agrees. All capitalized terms used and not otherwise defined herein shall have the meanings for such terms as are set forth in the Indenture.

         The Bonds are authorized to be issued pursuant to the provisions of the California Pollution Control Financing Authority Act, being Division 27 (commencing at section 44500) of the California Health and Safety Code, as supplemented and amended (the "Act"). The Bonds are limited obligations of the Authority and, as and to the extent set forth in the Indenture, are payable solely from, and secured by a pledge of and lien on, the Revenues, consisting primarily of installment repayments made by Laidlaw Environmental Services, Inc. (the "Borrower") under the terms of a Loan Agreement, dated as of July 1, 1997 (the

"Agreement"), between the Authority and the Borrower. The Bonds are all issued under and equally and ratably secured by and entitled to the benefits of the Indenture, including the security of a pledge and assignment of certain revenues and receipts derived by the Authority pursuant to the Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, and there shall be no other recourse against the Authority or any property now or hereafter owned by it.

         THE BONDS SHALL NOT CONSTITUTE A DEBT OR LIABILITY, OR A PLEDGE OF THE FAITH AND CREDIT, OF THE STATE OF CALIFORNIA, BUT SHALL BE PAYABLE SOLELY FROM THE FUNDS HEREIN PROVIDED THEREFOR. NO OWNER OF THIS OR ANY OTHER BOND SHALL HAVE ANY RIGHT TO DEMAND PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON, THE BONDS BY THE AUTHORITY, THE STATE OR ANY POLITICAL SUBDIVISION THEREOF, OUT OF ANY FUNDS TO BE RAISED BY TAXATION OR APPROPRIATION.

         The Bonds are subject to optional, mandatory and mandatory sinking fund redemption prior to maturity upon mandatory or extraordinary optional prepayment by the Borrower of amounts due under the Agreement, at the times, in the manner and at the prices set forth in the Indenture.

         Notice of any extraordinary optional or mandatory redemption shall be given by first-class mail not less than 30 days nor more than 60 days prior to the date fixed for redemption to, among others, the holders of Bonds to be redeemed at their addresses appearing on the registration books of the Registrar. If less than all of the Bonds are to be redeemed, the particular Bonds to be redeemed shall be selected as provided in the Indenture.

         This Bond shall bear interest from the last date to which interest has been paid in full or duly provided for on this Bond, or, if no interest has been paid or duly provided for on this Bond, from the Dated Date. Interest on the Bonds shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months.

         This Bond shall be deliverable in the form of a registered Bond without coupons in the denominations of $1,000,000 or any integral of $5,000 thereafter, until such time (if any) as a Rating Agency assigns a Single A Rating (as defined in the Indenture) to the Bonds, in which case, Bonds shall be deliverable in denominations of $100,000 or any multiple of $5,000 in excess of that amount (herein "Authorized Denominations").

         No member, officer, agent or employee of the Authority, and no officer, official, agent or employee of the State of California or any department, board or agency of the State of California shall be individually or personally liable for the payment of the principal of or interest on the Bonds or be subject to any personal liability or accountability by reason of the issuance of the Bonds, and all such liability of any such member, officer, agent or employee as such is hereby expressly waived and released as a condition of and in consideration for the execution of the Indenture and the issuance of any of the Bonds.

         The holder of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default (as defined in the Indenture) under the Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture. If an Event of Default occurs and is continuing, the principal of all Bonds then outstanding issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

         Subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Bonds may be exchanged at the principal office of the Trustee for a like aggregate principal amount of Bonds of like tenor in Authorized Denominations.

         This Bond is transferable by the holder hereof, in person, or by its attorney duly authorized in writing, at the principal office of the Registrar, but only in the manner, subject to the limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such transfer a new fully registered Bond or Bonds of like tenor in Authorized Denominations, for the same aggregate principal amount, will be issued to the transferee in exchange herefor.

         The Authority, the Registrar, the Trustee, the Paying Agent and any agent of the Authority, the Registrar, the Trustee or the Paying Agent may treat the person in whose name this Bond is registered as the holder hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Bond be overdue, and neither the Authority, the Registrar, the Trustee, the Paying Agent nor any such agent shall be affected by notice to the contrary.

         The Indenture contains provisions permitting the Authority and the Trustee, with the consent of the holders of a 662/3% in aggregate principal amount of the Bonds at the time outstanding, evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to, or changing in any manner, or eliminating any of the provisions of, the Indenture; provided, however, that no such supplemental indenture shall (1) extend the fixed maturity of any Bond or reduce the rate of interest thereon or extend the time of payment of interest, or reduce the amount of the principal thereof, without the consent of the holder of each Bond so affected, or (2) reduce the aforesaid percentage of holders of Bonds whose consent is required for the execution of such supplemental indentures, or permit the creation of any lien on the Revenues prior to or on a parity with the lien of the Indenture, except as permitted therein, or permit the creation of any preference of any Bondholder over any other Bondholder, except as permitted in the Indenture, or deprive the holders of the Bonds of the lien created by the Indenture upon the Revenues, without the consent of the holders of all the Bonds then Outstanding. The Indenture also contains provisions permitting the Authority and the Trustee, without the consent of any holders of the Bonds, to execute supplemental indentures for certain purposes specified in the Indenture.

         The Indenture prescribes the manner in which it may be discharged and after which the Bonds shall no longer be secured by or entitled to the benefits of the Indenture, except for the purposes of registration and exchange of Bonds and of payment of the principal of, and interest on the Bonds as the same become due and payable, including a provision that under certain circumstances the Bonds shall be deemed to be paid if Government Obligations maturing as to principal and interest in such amounts and at such times as to insure the availability of sufficient moneys to pay the principal of, and interest on the Bonds and all necessary and proper fees, compensation and expenses of the Trustee, shall have been deposited with the Trustee.

         It is hereby certified that all of the conditions, things and acts required to exist, to have happened and to have been performed precedent to and in the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by the Act and by the Constitution and statutes of the State of California and that the amount of this Bond, together with all other indebtedness of the Authority, does not exceed any limit prescribed by the Constitution or statutes of the State of California.

         This Bond shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication hereon endorsed shall have been signed by the Registrar.

         IN WITNESS WHEREOF, the Authority has caused this Bond to be executed in its name and on its behalf by the facsimile signature of its Chairman and attested by the facsimile signature of its Executive Director and its seal to be reproduced thereon, all as of the Dated Date set forth above.


                                      CALIFORNIA POLLUTION CONTROL
                                      FINANCING AUTHORITY



                                      By
                                         --------------------------------
                                                     Chairman


ATTEST:



----------------------------------
    Executive Director

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof Cede & Co., has an interest herein.

                          CERTIFICATE OF AUTHENTICATION

                  This Bond is one of the Bonds described in the within-mentioned Indenture of Trust.

Date of Authentication:
                       --------------------

                                              U.S. BANK, a national banking
                                              association, as Registrar



                                              By
                                                  ---------------------------
                                                    Authorized Signatory


                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of the within bond and in the assignment below, shall be construed as though they were written out in full according to applicable laws or regulations.

                    TEN COM--               as tenants in common

                    TEN ENT--               as tenants by the entireties

                    JT TEN-- as joint tenants with right of survivorship and not as tenants in common

                    Additional abbreviations may also be used
                          though not in the above list.

                    UNIF GIFT/TRAN MIN ACT--        Custodian
                                            -------            ---------------
                                             (Cust)                 (Minor)
                                       Under Uniform Gifts/Transfer to
                                       Minors Act


                                       ---------------------------------------
                                                    (State)

                                   ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned hereby sells,
assigns and transfers unto
                            ----------------------------------------------------

--------------------------------------------------------------------------------

                         (Please Print or Typewrite Name
                            and Address of Assignee)

(Insert Social Security or other Identifying Number of Assignee)

-----------------------------------------------------------------

the within Bond and hereby irrevocably constitutes and appoints
________________________________________________________________ attorney to register the transfer of said Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
        ----------------------------
Signature:
           -------------------------

SIGNATURE GUARANTEED:


-------------------------------------------------------
NOTICE:           Signature guarantee shall be made
                  by a guarantor institution
                  participating in the Securities
                  Transfer Agents Medallion Program
                  or in such other guarantee program
                  acceptable to the Registrar.

--------------------------------------------------------------------------------

                                    EXHIBIT B

                               TRUSTEE CERTIFICATE


Name of Trust Officer
Bank Address

                                 Principal       Bonds Outstanding
1. Name of Bond Issue          Amount Issued  [6/30/__] or [12/31/__]



2. During the past six months, did the Borrower make all required payments to the Trustee at the proper time and in the manner required by the Indenture?
Yes       No
   -----     -----

If no, please explain on a separate page.

3. If the Borrower failed to make required payments, please attach copies of any correspondence between the Trustee and the Borrower discussing the failure and any steps to correct such failure.

4. Has the Trustee received a copy of the latest annual financial statements of the Borrower within 120 days of the close of the Borrower's fiscal year?
Yes        No
    -----     -----

If no, please explain what steps have been taken to secure them.

5. Has the Trustee received a certificate of an officer of the Borrower, signed within 120 days of the close of the fiscal year, stating whether there exists any default under the terms of the Indenture, and if a default exists, what steps will be taken to correct the default?
Yes        No
    -----    -----

If no, please explain what steps have been taken to secure it.

6. If a letter of credit or other credit enhancement supports this bond issue, will such letter of credit or other credit enhancement continue in full force during the next 12 months?
 Yes         No         Not Applicable
     -----      -----

If no, please explain on a separate paper.


By                                       Date
   ---------------------------------           -------------------------------
   Authorized Signature

Title                                    Phone No.                          ]
     ------------------------------                -------------------------






                                       B-1